UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06336
                                   ---------

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                     --------------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                 [PHOTO OMITTED]
                                OCTOBER 31, 2004
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                                             A series of Franklin Templeton
                                             International Trust

--------------------------------------------------------------------------------
                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                  INTERNATIONAL
--------------------------------------------------------------------------------

                                TEMPLETON FOREIGN
                             SMALLER COMPANIES FUND

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                                                      Eligible shareholders can
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                                                      See inside for details.
--------------------------------------------------------------------------------

                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
                                 [PHOTO OMITTED]
[graphic omitted]
Not part of the annual report

                     CONTENTS

SHAREHOLDER LETTER .........................................  1

ANNUAL REPORT

Templeton Foreign Smaller
Companies Fund .............................................  3

Performance Summary ........................................  8

Your Fund's Expenses ....................................... 13

Financial Highlights and
Statement of Investments ................................... 15

Financial Statements ....................................... 23

Notes to Financial
Statements ................................................. 27

Report of Independent Registered
Public Accounting Firm ..................................... 38

Tax Designation ............................................ 39

Board Members and Officers ................................. 44

Shareholder Information .................................... 49


ANNUAL REPORT

Templeton Foreign Smaller
Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies -- generally those with market capitalizations of less than $2 billion at the time of purchase -- located outside the United States, including emerging markets.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Asia ....................... 37.8%
Eurpoe ..................... 34.0%
North America .............. 10.6%
Australia & New Zealand ....  5.9%
Latin America ..............  2.7%
Short-Term Investments &
Other Net Assets ...........  9.0%
--------------------------------------------------------------------------------

[SIDEBAR]
--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Foreign Smaller Companies Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, Templeton Foreign Smaller Companies Fund - Class A posted a +15.40% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index, which posted a 19.27% total return for the

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.

                                                               Annual Report | 3
same period. 1 The Fund also underperformed the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, a more relevant index that had a 22.76% cumulative total return over the reporting period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Despite concerns about oil prices, rising interest rates, and the outlook for corporate earnings, the global economy continued to grow rapidly during the year under review. Economic expansion in the U.S. and China remained the main drivers. As of September 30, 2004, U.S. gross domestic product (GDP) had increased for 12 consecutive quarters. In China, GDP grew 9.1% in 2003, and 9.5% annualized in the first three quarters of 2004. 3 The continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5% in 2003. In Japan, the economy has been emerging from a decade-long deflationary period. During the year under review, Japan's consumer and business confidence reached their highest levels since 1991. However, second quarter 2004 GDP growth was only 1.3% annualized, significantly below that of the preceding two quarters. 4

The high price of oil (around $50 a barrel at period-end) triggered investor worries about inflation, decreased spending -- due to cautionary consumer and business sentiment -- and slower economic and corporate profit growth. Along with reduced expectations for corporate earnings and prospects for higher global interest rates, oil prices were one of the main factors affecting global equity markets over the past few months. Although a quick escalation in oil prices can be damaging for businesses, the recent upturn has been less severe than $50+ per barrel suggests. As of October 31, 2004, the 12-month rolling average price of oil was $39. 5 However, if this rolling average continues to

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
2. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing," 1/20/04; National Bureau of Statistics of China, "Stable and Fast Economic Growth in the First Three Quarters of 2004," 10/22/04.
4. Source: PR Newswire Association, Inc., www.prnewswire.com, "The Conference Board(R) Japan Business Cycle IndicatorsSM, Japan Leading Economic Indicators and Related Composite Indexes for August 2004," 10/7/04.
5. Source: U.S. Department of Energy.

4 | Annual Report
climb, it could act as a brake on global growth. In this environment, the MSCI World Index's total return was 13.76% for the 12-month period ended October 31, 2004, while a pattern of dissimilar investment returns across sectors and countries intensified as the period progressed. 6 One explanation might be that despite strong growth, the global economic recovery continued to send mixed signals that had different implications on sector-specific outlooks.

INVESTMENT STRATEGY

We take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting future earnings and cash flow growth potential. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

MANAGER'S DISCUSSION

During the Fund's fiscal year, from a geographic and sector perspective, the Fund's relative performance was hurt by its underweighted positions in Japan as well as in energy, materials and consumer staples. 7 In addition, the consumer discretionary sector, where the Fund was overweighted, underperformed during the period under review. 8

Several Fund holdings performed well over the 12-month period as they benefited from Australia's, Europe's and Mexico's strong markets as well as favorable company-specific factors. These included Billabong International and Promina Group in Australia, Wienerberger in Austria, Orion in Finland, Celesio in Germany, Grupo Aeroportuario del Sureste in Mexico, OPG Groep in the Netherlands, SIG Holding in Switzerland, and Kidde in the U.K. Additionally, some companies performed well in less vibrant stock markets. Among these were China Resources Power and Chitaly in China; Techtronic

TOP 10 SECTORS/INDUSTRIES
10/31/04
---------------------------------------------
                                   % of Total
                                   Net Assets
---------------------------------------------
  Commercial Services & Supplies         7.6%
---------------------------------------------
  Commercial Banks                       7.5%
---------------------------------------------
  Household Durables                     6.1%
---------------------------------------------
  Textiles, Apparel & Luxury Goods       5.7%
---------------------------------------------
  Media                                  4.2%
---------------------------------------------
  Machinery                              3.5%
---------------------------------------------
  Electronic Equipment & Instruments     3.3%
---------------------------------------------
  Automobiles                            2.8%
---------------------------------------------
  Auto Components                        2.7%
---------------------------------------------
  Building Products                      2.6%
---------------------------------------------

6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.
7. The energy sector comprises energy equipment and services in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI. The consumer staples sector comprises beverages, food products, and personal products in the SOI.
8. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; leisure equipment and products; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

                                                               Annual Report | 5

Industries, Giordano International and Texwinca Holdings in Hong Kong; and Tokyo Individualized Educational Institute in Japan.

Conversely, the Fund was hurt by share price declines for companies that posted disappointing results. These included Vestas Wind Systems in Denmark, Avis Europe in the U.K., Dae Duck Electronics in South Korea and Moulin International Holdings in Hong Kong.

During the year ended October 31, 2004, the Fund started several new positions including Chitaly, a Chinese furniture manufacturer; BEC World, a Thai media company; Billabong, an Australian clothing company aimed at young people; Giant Manufacturing, a bicycle maker; and Tenma, a high-quality plastic products manufacturer with a market capitalization less than the net cash on its balance sheet. In all cases, we did not believe the share prices reflected these businesses' longer-term potential.

In contrast, the Fund reduced or sold a number of positions during the period. These included ATI Technologies, China Resources Power, Compal Electronics, Draka Holding, Fisher & Paykel Healthcare, GSI Lumonics, Grupo Aeroportuario del Sureste, Kidde, Kurita Water Industries, Lindt & Spruengli Chocolate Works, Orbotech, Oriflame, Philippine Long Distance Telephone, Promina Group, Samsung Electro-Mechanics, Sangetsu, Swisslog Holding, Telemig Celular Participacoes, and Yara International. Generally, we reduced or eliminated our exposures to these positions because we believed the share prices reflected the companies' longer-term prospects and we found what we considered better value in other companies, either in the same or other sectors.

Consistent with our strategy, we focused on company fundamentals as the basis for stock selection during the period under review. We believed this was the correct approach in the recent economic environment and in volatile markets. In addition, given the divergence that still existed in valuations between small- and large-capitalization sectors, we remained convinced there was tremendous upside potential for small-cap stocks internationally. We continued to focus our search on companies able to generate superior returns by focusing on value-added rather than commodity products.

From a portfolio construction perspective, the recent difficult environment led us to keep the Fund diversified. This meant holding more stocks at reduced weightings to mitigate the consequences of a disappointing earnings announcement. However, at all times, the stocks we selected for our portfolio were those we believed were cheap in absolute terms.

TOP 10 EQUITY HOLDINGS
10/31/04
-------------------------------------------
  Company                        % of Total
  SECTOR/INDUSTRY, COUNTRY       Net Assets
-------------------------------------------
  Transcontinental Inc., A & B         2.1%
   COMMERCIAL SERVICES & SUPPLIES,
   CANADA
-------------------------------------------
  North West Company Fund              2.0%
   DIVERSIFIED FINANCIAL SERVICES,
   CANADA
-------------------------------------------
  Techtronic Industries Co. Ltd.       1.8%
   HOUSEHOLD DURABLES, HONG KONG
-------------------------------------------
  Wienerberger AG, ord. & restricted   1.8%
   BUILDING PRODUCTS, AUSTRIA
-------------------------------------------
  Halla Climate Control Co. Ltd.       1.7%
   AUTO COMPONENTS, SOUTH KOREA
-------------------------------------------
  Laurentian Bank of Canada            1.5%
   COMMERCIAL BANKS, CANADA
-------------------------------------------
  Giordano International Ltd.          1.5%
   SPECIALTY RETAIL, HONG KONG
-------------------------------------------
  OPG Groep NV                         1.5%
   HEALTH CARE PROVIDERS & Services,
   NETHERLANDS
-------------------------------------------
  Tata Motors Ltd.                     1.5%
   AUTOMOBILES, INDIA
-------------------------------------------
  Daegu Bank Co. Ltd.                  1.4%
   COMMERCIAL BANKS, SOUTH KOREA
-------------------------------------------

6 | Annual Report

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Simon Rudolph
-----------------

Simon Rudolph, ACA
Portfolio Manager
Templeton Foreign Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 7

Performance Summary as of 10/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.39            $19.40           $17.01
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------------------------------
  Dividend Income                         $0.2113
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          10/31/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.32            $19.07           $16.75
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------------------------------
  Dividend Income                         $0.1062
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.33            $19.12           $16.79
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------------------------------
  Dividend Income                         $0.1030
-------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          10/31/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.42            $19.46           $17.04
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------------------------------
  Dividend Income                         $0.2498
-------------------------------------------------------------------------------------------------

8 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------
                                                                                     SINCE CHANGES IN
                                                                                    INVESTMENT POLICIES
  CLASS A                               1-YEAR          5-YEAR           10-YEAR        (10/1/96) 5
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1            +15.40%         +47.89%          +112.67%          +80.48%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +8.75%          +6.87%            +7.20%           +6.79%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3        $10,875         $13,939           $20,049          $17,005
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4   +13.32%          +6.28%            +7.15%           +6.56%
--------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +14.54%           +42.07%          +64.53%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +10.54%            +6.97%           +8.80%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,054           $14,007          $16,353
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04 4                    +15.35%            +6.37%           +8.51%
--------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR     INCEPTION (7/1/98)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +14.54%           +42.08%          +45.73%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +13.54%            +7.28%           +6.12%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,354           $14,208          $14,573
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                   +18.35%            +6.67%           +5.83%
--------------------------------------------------------------------------------------------------------
                                                                                     SINCE CHANGES IN
                                                                                    INVESTMENT POLICIES
  ADVISOR CLASS 6                       1-YEAR          5-YEAR           10-YEAR         (10/1/96)5
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1            +15.73%         +49.79%          +118.28%          +85.63%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2        +15.73%          +8.42%            +8.12%           +7.95%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3        $11,573         $14,979           $21,828          $18,563
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04 4    +20.55%          +7.81%            +8.06%           +7.72%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
EDGAR representation of data points used in printed graphic as follows:

         Templeton Foreign       S&P/Citigroup Global Equity
       Smaller Companies Fund        ex-U.S. less than
           - Class A*                $2 Billion Index 7        MSCI EAFE Index 7
11/94       $9,427                       $10,000                    $10,000
             8,957                         9,522                      9,374
             8,797                         9,583                      9,473
             8,581                         9,218                      9,154
             8,718                         9,193                      9,079
             8,689                         9,769                      9,420
             9,091                        10,139                      9,707
             9,270                        10,021                      9,587
             9,505                         9,848                      9,468
             9,955                        10,464                     10,017
             9,665                        10,067                      9,775
             9,904                        10,267                      9,809
10/95        9,592                         9,993                      9,496
             9,636                        10,274                      9,623
             9,739                        10,690                      9,986
            10,088                        10,737                     10,305
            10,366                        10,776                     10,409
            10,524                        11,007                     10,629
            10,842                        11,330                     11,185
            11,001                        11,124                     11,071
            11,037                        11,190                     11,055
            10,684                        10,865                     10,597
            10,949                        10,892                     10,737
            11,085                        11,184                     10,837
10/96       11,366                        11,072                     10,825
            11,678                        11,516                     11,050
            12,093                        11,370                     10,856
            12,196                        10,975                     10,829
            12,376                        11,157                     11,073
            12,445                        11,200                     10,855
            12,316                        11,263                     10,689
            12,711                        11,998                     11,277
            13,184                        12,663                     11,541
            13,313                        12,870                     11,402
            13,391                        11,912                     10,776
            14,020                        12,582                     10,855
10/97       12,985                        11,617                     10,181
            12,615                        11,501                      9,531
            12,445                        11,604                      9,261
            12,124                        12,138                      9,440
            13,114                        12,920                     10,198
            13,700                        13,320                     10,604
            13,874                        13,429                     10,643
            13,654                        13,367                     10,445
            13,055                        13,471                      9,961
            12,880                        13,610                      9,758
            11,169                        11,927                      8,313
            10,884                        11,565                      8,280
10/98       11,353                        12,773                      8,945
            11,730                        13,431                      9,271
            11,633                        13,964                      9,384
            11,362                        13,926                      9,254
            11,287                        13,597                      9,112
            11,914                        14,168                      9,775
            13,073                        14,745                     10,637
            12,886                        13,989                     10 419
            13,566                        14,538                     11 077
            13,886                        14,973                     11 337
            14,027                        15,031                     11 535
            13,623                        15,186                     11 412
10/99       13,557                        15,758                     11,339
            13,726                        16,309                     11,610
            14,573                        17,776                     12,234
            14,383                        16,650                     12,252
            14,402                        17,101                     12,562
            15,191                        17,767                     12,621
            14,716                        16,835                     11,707
            14,697                        16,427                     11,503
            15,463                        17,074                     12,209
            15,348                        16,361                     11,728
            15,472                        16,507                     12,078
            14,602                        15,706                     11,456
10/00       13,789                        15,338                     10,611
            13,560                        14,766                     10,236
            14,099                        15,295                     10,487
            14,790                        15,288                     10,832
            14,277                        14,143                     10,547
            13,083                        13,206                      9,816
            13,784                        14,132                     10,367
            14,435                        13,645                     10,461
            13,986                        13,092                     10,167
            13,708                        12,855                      9,755
            13,321                        12,532                      9,768
            11,563                        11,265                      8,548
10/01       11,821                        11,553                      8,860
            12,576                        11,980                      9,288
            13,150                        12,051                      9,466
            13,301                        11,412                      9,421
            13,574                        11,493                      9,553
            14,502                        12,120                     10,112
            14,966                        12,208                     10,354
            15,390                        12,373                     10,631
            14,595                        11,885                     10,171
            13,431                        10,713                      9,488
            13,088                        10,691                      9,420
            11,985                        9,546                       8,604
10/02       12,410                        10,060                      8,675
            12,794                        10,517                      8,991
            12,680                        10,165                      8,951
            12,293                         9,741                      8,958
            11,886                         9,518                      8,862
            11,692                         9,338                      8,753
            12,823                        10,264                      9,390
            13,862                        10,896                     10,197
            14,360                        11,166                     10,718
            15,075                        11,437                     11,125
            15,882                        11,716                     11,821
            16,301                        12,079                     12,418
10/03       17,373                        12,833                     13,329
            17,700                        13,120                     13,390
            18,597                        14,146                     14,250
            19,234                        14,347                     14,806
            19,851                        14,680                     15,343
            19,759                        14,769                     15,939
            19,080                        14,447                     15,280
            18,998                        14,510                     15,060
            19,522                        14,833                     15,619
            19,036                        14,354                     15,094
            19,036                        14,421                     15,301
            19,595                        14,800                     15,882
10/04       20,049                        15,305                     16,364

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  Class A                    10/31/04
-------------------------------------
  1-Year                       +8.75%
-------------------------------------
  5-Year                       +6.87%
-------------------------------------
  10-Year                      +7.20%
-------------------------------------

[graphic omitted]
EDGAR representation of data points used in  printed graphic as follows:

          Templeton Foreign    S&P/Citigroup Global Equity
        Smaller Companies Fund      ex-U.S. less than
             - Class B*             $2 Billion Index 7        MSCI EAFE Index 7
1/1/99         10,000                  10,000                     10,000
1/31/99         9,767                   9,973                      9,861
2/28/99         9,703                   9,737                      9,710
3/31/99        10,233                  10,146                     10,416
4/30/99        11,198                  10,560                     11,335
5/31/99        11,037                  10,018                     11,102
6/30/99        11,613                  10,411                     11,804
7/31/99        11,880                  10,723                     12,081
8/31/99        12,001                  10,764                     12,292
9/30/99        11,646                  10,875                     12,161
10/31/99       11,581                  11,285                     12,084
11/30/99       11,718                  11,679                     12,372
12/31/99       12,426                  12,730                     13,037
1/31/00        12,263                  11,923                     13,056
2/29/00        12,271                  12,246                     13,387
3/31/00        12,932                  12,724                     13,450
4/30/00        12,516                  12,056                     12,476
5/31/00        12,492                  11,764                     12,257
6/30/00        13,136                  12,227                     13,010
7/31/00        13,029                  11,717                     12,497
8/31/00        13,127                  11,821                     12,871
9/30/00        12,383                  11,248                     12,208
10/31/00       11,687                  10,984                     11,307
11/30/00       11,482                  10,575                     10,908
12/31/00       11,934                  10,953                     11,175
1/31/01        12,514                  10,948                     11,543
2/28/01        12,069                  10,128                     11,240
3/31/01        11,060                   9,457                     10,461
4/30/01        11,640                  10,121                     11,047
5/31/01        12,178                   9,771                     11,148
6/30/01        11,789                   9,375                     10,835
7/31/01        11,552                   9,206                     10,395
8/31/01        11,206                   8,974                     10,409
9/30/01         9,720                   8,067                      9,109
10/31/01        9,939                   8,274                      9,442
11/30/01       10,556                   8,579                      9,898
12/31/01       11,025                   8,630                     10,087
1/31/02        11,153                   8,172                     10,039
2/28/02        11,375                   8,230                     10,180
3/31/02        12,143                   8,679                     10,775
4/30/02        12,519                   8,742                     11,033
5/31/02        12,877                   8,861                     11,329
6/30/02        12,199                   8,512                     10,838
7/31/02        11,225                   7,672                     10,111
8/31/02        10,926                   7,656                     10,038
9/30/02         9,995                   6,836                      9,169
10/31/02       10,345                   7,204                      9,244
11/30/02       10,662                   7,532                      9,581
12/31/02       10,552                   7,279                      9,538
1/31/03        10,227                   6,976                      9,546
2/28/03         9,884                   6,816                      9,444
3/31/03         9,712                   6,687                      9,328
4/30/03        10,638                   7,351                     10,007
5/31/03        11,495                   7,803                     10,866
6/30/03        11,904                   7,996                     11,422
7/31/03        12,487                   8,191                     11,856
8/31/03        13,147                   8,390                     12,597
9/30/03        13,482                   8,650                     13,233
10/31/03       14,365                   9,190                     14,204
11/30/03       14,622                   9,396                     14,269
12/31/03       15,354                  10,130                     15,185
1/31/04        15,870                  10,274                     15,778
2/29/04        16,370                  10,513                     16,350
3/31/04        16,284                  10,576                     16,985
4/30/04        15,724                  10,346                     16,283
5/31/04        15,638                  10,391                     16,049
6/30/04        16,065                  10,623                     16,644
7/31/04        15,651                  10,279                     16,085
8/31/04        15,642                  10,327                     16,305
9/30/04        16,091                  10,598                     16,925
10/31/04       16,353                  10,961                     17,438

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  Class B                    10/31/04
-------------------------------------
  1-Year                      +10.54%
-------------------------------------
  5-Year                       +6.97%
-------------------------------------
  Since Inception (1/1/99)     +8.80%
-------------------------------------

10 | Annual Report

[graphic omitted]
EDGAR representation of data points used in  printed graphic as follows:

         Templeton Foreign      S&P/Citigroup Global Equity
       Smaller Companies Fund        ex-U.S. less than
             - Class C*              $2 Billion Index 7        MSCI EAFE Index 7
7/1/98        $10,000                    $10,000                    $10,000
7/31/98         9,838                     10,104                      9,796
8/31/98         8,524                      8,854                      8,345
9/30/98         8,306                      8,585                      8,313
10/31/98        8,658                      9,482                      8,979
11/30/98        8,939                      9,970                      9,307
12/31/98        8,868                     10,366                      9,421
1/31/99         8,655                     10,338                      9,290
2/28/99         8,591                     10,094                      9,148
3/31/99         9,054                     10,518                      9,813
4/30/99         9,930                     10,946                     10,678
5/31/99         9,780                     10,385                     10,459
6/30/99        10,292                     10,792                     11,120
7/31/99        10,528                     11,116                     11,381
8/31/99        10,635                     11,159                     11,580
9/30/99        10,321                     11,273                     11,457
10/31/99       10,256                     11,698                     11,383
11/30/99       10,385                     12,107                     11,656
12/31/99       11,018                     13,196                     12,281
1/31/00        10,867                     12,360                     12,300
2/29/00        10,874                     12,695                     12,611
3/31/00        11,464                     13,189                     12,670
4/30/00        11,090                     12,498                     11,753
5/31/00        11,068                     12,195                     11,547
6/30/00        11,639                     12,675                     12,256
7/31/00        11,545                     12,146                     11,773
8/31/00        11,632                     12,254                     12,125
9/30/00        10,974                     11,659                     11,501
10/31/00       10,353                     11,386                     10,652
11/30/00       10,165                     10,962                     10,276
12/31/00       10,557                     11,354                     10,528
1/31/01        11,069                     11,349                     10,874
2/28/01        10,683                     10,499                     10,588
3/31/01         9,786                      9,804                      9,855
4/30/01        10,298                     10,491                     10,407
5/31/01        10,780                     10,129                     10,502
6/30/01        10,434                      9,719                     10,207
7/31/01        10,226                      9,543                      9,793
8/31/01         9,928                      9,303                      9,806
9/30/01         8,617                      8,363                      8,581
10/31/01        8,803                      8,577                      8,895
11/30/01        9,354                      8,893                      9,324
12/31/01        9,772                      8,946                      9,502
1/31/02         9,885                      8,472                      9,458
2/28/02        10,081                      8,532                      9,590
3/31/02        10,767                      8,997                     10,151
4/30/02        11,106                      9,062                     10,394
5/31/02        11,415                      9,185                     10,672
6/30/02        10,817                      8,823                     10,210
7/31/02         9,949                      7,953                      9,525
8/31/02         9,685                      7,937                      9,457
9/30/02         8,870                      7,086                      8,638
10/31/02        9,180                      7,468                      8,708
11/30/02        9,459                      7,808                      9,026
12/31/02        9,360                      7,546                      8,986
1/31/03         9,072                      7,231                      8,993
2/28/03         8,769                      7,066                      8,897
3/31/03         8,618                      6,932                      8,787
4/30/03         9,421                      7,620                      9,427
5/31/03        10,185                      8,089                     10,237
6/30/03        10,548                      8,289                     10,760
7/31/03        11,063                      8,491                     11,169
8/31/03        11,647                      8,697                     11,867
9/30/03        11,942                      8,967                     12,466
10/31/03       12,723                      9,526                     13,381
11/30/03       12,950                      9,740                     13,443
12/31/03       13,601                     10,501                     14,306
1/31/04        14,057                     10,650                     14,863
2/29/04        14,498                     10,898                     15,403
3/31/04        14,429                     10,963                     16,001
4/30/04        13,928                     10,725                     15,340
5/31/04        13,852                     10,771                     15,119
6/30/04        14,230                     11,012                     15,680
7/31/04        13,864                     10,656                     15,153
8/31/04        13,856                     10,705                     15,361
9/30/04        14,253                     10,987                     15,944
10/31/04       14,573                     11,362                     16,427

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  Class C                    10/31/04
-------------------------------------
  1-Year                      +13.54%
-------------------------------------
  5-Year                       +7.28%
-------------------------------------
  Since Inception (7/1/98)     +6.12%
-------------------------------------

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  Advisor Class 6            10/31/04
-------------------------------------
  1-Year                      +15.73%
-------------------------------------
  5-Year                       +8.42%
-------------------------------------
  10-Year                      +8.12%
-------------------------------------

[graphic omitted]
EDGAR representation of data points used in  printed graphic as follows:

         Templeton Foreign    S&P/Citigroup Global Equity
       Smaller Companies Fund     ex-U.S. less than
         - Advisor Class 6        $2 Billion Index 7      MSCI EAFE Index 7
11/1/94       $10,000                 $10,000                  $10,000
11/30/94        9,501                   9,522                    9,374
12/31/94        9,331                   9,583                    9,473
1/31/95         9,103                   9,218                    9,154
2/28/95         9,247                   9,193                    9,079
3/31/95         9,217                   9,769                    9,420
4/30/95         9,643                  10,139                    9,707
5/31/95         9,833                  10,021                    9,587
6/30/95        10,083                   9,848                    9,468
7/31/95        10,559                  10,464                   10,017
8/31/95        10,252                  10,067                    9,775
9/30/95        10,506                  10,267                    9,809
10/31/95       10,175                  9,993                     9,496
11/30/95       10,221                  10,274                    9,623
12/31/95       10,330                  10,690                    9,986
1/31/96        10,701                  10,737                   10,305
2/29/96        10,995                  10,776                   10,409
3/31/96        11,164                  11,007                   10,629
4/30/96        11,500                  11,330                   11,185
5/31/96        11,669                  11,124                   11,071
6/30/96        11,707                  11,190                   11,055
7/31/96        11,333                  10,865                   10,597
8/31/96        11,614                  10,892                   10,737
9/30/96        11,758                  11,184                   10,837
10/31/96       12,056                  11,072                   10,825
11/30/96       12,388                  11,516                   11,050
12/31/96       12,828                  11,370                   10,856
1/31/97        13,029                  10,975                   10,829
2/28/97        13,222                  11,157                   11,073
3/31/97        13,304                  11,200                   10,855
4/30/97        13,157                  11,263                   10,689
5/31/97        13,588                  11,998                   11,277
6/30/97        14,103                  12,663                   11,541
7/31/97        14,250                  12,870                   11,402
8/31/97        14,333                  11,912                   10,776
9/30/97        15,025                  12,582                   10,855
10/31/97       13,909                  11,617                   10,181
11/30/97       13,513                  11,501                    9,531
12/31/97       13,324                  11,604                    9,261
1/31/98        12,981                  12,138                    9,440
2/28/98        14,041                  12,920                   10,198
3/31/98        14,678                  13,320                   10,604
4/30/98        14,864                  13,429                   10,643
5/31/98        14,639                  13,367                   10,445
6/30/98        13,986                  13,471                    9,961
7/31/98        13,809                  13,610                    9,758
8/31/98        11,976                  11,927                    8,313
9/30/98        11,680                  11,565                    8,280
10/31/98       12,172                  12,773                    8,945
11/30/98       12,586                  13,431                    9,271
12/31/98       12,483                  13,964                    9,384
1/31/99        12,202                  13,926                    9,254
2/28/99        12,121                  13,597                    9,112
3/31/99        12,793                  14,168                    9,775
4/30/99        14,038                  14,745                   10,637
5/31/99        13,837                  13,989                   10,419
6/30/99        14,572                  14,538                   11,077
7/31/99        14,925                  14,973                   11,337
8/31/99        15,077                  15,031                   11,535
9/30/99        14,643                  15,186                   11,412
10/31/99       14,572                  15,758                   11,339
11/30/99       14,764                  16,309                   11,610
12/31/99       15,667                  17,776                   12,234
1/31/00        15,473                  16,650                   12,252
2/29/00        15,494                  17,101                   12,562
3/31/00        16,352                  17,767                   12,621
4/30/00        15,841                  16,835                   11,707
5/31/00        15,820                  16,427                   11,503
6/30/00        16,644                  17,074                   12,209
7/31/00        16,521                  16,361                   11,728
8/31/00        16,665                  16,507                   12,078
9/30/00        15,729                  15,706                   11,456
10/31/00       14,864                  15,338                   10,611
11/30/00       14,608                  14,766                   10,236
12/31/00       15,191                  15,295                   10,487
1/31/01        15,935                  15,288                   10,832
2/28/01        15,382                  14,143                   10,547
3/31/01        14,107                  13,206                    9,816
4/30/01        14,861                  14,132                   10,367
5/31/01        15,563                  13,645                   10,461
6/30/01        15,080                  13,092                   10,167
7/31/01        14,791                  12,855                    9,755
8/31/01        14,373                  12,532                    9,768
9/30/01        12,477                  11,265                    8,548
10/31/01       12,767                  11,553                    8,860
11/30/01       13,570                  11,980                    9,288
12/31/01       14,190                  12,051                    9,466
1/31/02        14,364                  11,412                    9,421
2/28/02        14,669                  11,493                    9,553
3/31/02        15,672                  12,120                   10,112
4/30/02        16,174                  12,208                   10,354
5/31/02        16,642                  12,373                   10,631
6/30/02        15,786                  11,885                   10,171
7/31/02        14,529                  10,713                    9,488
8/31/02        14,157                  10,691                    9,420
9/30/02        12,976                  9,546                     8,604
10/31/02       13,435                  10,060                    8,675
11/30/02       13,851                  10,517                    8,991
12/31/02       13,719                  10,165                    8,951
1/31/03        13,311                   9,741                    8,958
2/28/03        12,881                   9,518                    8,862
3/31/03        12,672                   9,338                    8,753
4/30/03        13,896                  10,264                    9,390
5/31/03        15,032                  10,896                   10,197
6/30/03        15,574                  11,166                   10,718
7/31/03        16,349                  11,437                   11,125
8/31/03        17,223                  11,716                   11,821
9/30/03        17,687                  12,079                   12,418
10/31/03       18,860                  12,833                   13,329
11/30/03       19,214                  13,120                   13,390
12/31/03       20,189                  14,146                   14,250
1/31/04        20,881                  14,347                   14,806
2/29/04        21,561                  14,680                   15,343
3/31/04        21,461                  14,769                   15,939
4/30/04        20,747                  14,447                   15,280
5/31/04        20,657                  14,510                   15,060
6/30/04        21,245                  14,833                   15,619
7/31/04        20,717                  14,354                   15,094
8/31/04        20,717                  14,421                   15,301
9/30/04        21,323                  14,800                   15,882
10/31/04       21,828                  15,305                   16,364

                                                              Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY, AND REGULATORY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/1/97, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 10/1/96, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities.
6.Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +70.16% and +7.02%.
7. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 4/30/04     VALUE 10/31/04  PERIOD* 4/30/04-10/31/04
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,066.00               $ 8.52
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,016.89               $ 8.31
-----------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,062.00               $12.34
  Hypothetical (5% return before expenses)    $1,000            $1,013.17               $12.04
-----------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,062.80               $12.34
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,013.17               $12.04
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,067.80               $ 7.22
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.15               $ 7.05
-----------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.64%; B:
2.38%; C: 2.38%; and Advisor: 1.39%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Annual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    -------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS A                                                               2004         2003       2002        2001        2000
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................   $17.01       $12.27     $11.91      $14.42      $14.43
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................      .20          .13        .15         .21         .31
 Net realized and unrealized gains (losses) ......................     2.40         4.74        .45       (2.18)       (.05)
                                                                    -------------------------------------------------------
Total from investment operations .................................     2.60         4.87        .60       (1.97)        .26
                                                                    -------------------------------------------------------
Less distributions from:
 Net investment income ...........................................     (.21)        (.13)      (.24)       (.45)       (.27)
 Net realized gains ..............................................       --           --         --        (.09)         --
                                                                    -------------------------------------------------------
Total distributions ..............................................     (.21)        (.13)      (.24)       (.54)       (.27)
                                                                    -------------------------------------------------------
Redemption fees ..................................................       --c          --         --          --          --
                                                                    -------------------------------------------------------
Net asset value, end of year .....................................   $19.40       $17.01     $12.27      $11.91      $14.42
                                                                    =======================================================

Total return b ...................................................   15.40%       39.99%      4.98%    (14.28)%       1.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................. $474,742     $350,507    $71,070     $60,579     $99,179
Ratios to average net assets:
 Expenses ........................................................    1.63%        1.52%      1.63%       1.67%       1.58%
 Net investment income ...........................................    1.06%         .91%      1.15%       1.50%       1.99%
Portfolio turnover rate ..........................................   14.22%        6.37%     27.23%      28.93%      37.22%


aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.

                         Annual Report | See notes to financial statements. | 15

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    -------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS B                                                               2004         2003       2002        2001        2000
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................   $16.75       $12.11     $11.77      $14.28      $14.35
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................      .08          .07        .03         .10         .22
 Net realized and unrealized gains (losses) ......................     2.35         4.62        .46       (2.17)       (.08)
                                                                    -------------------------------------------------------
Total from investment operations .................................     2.43         4.69        .49       (2.07)        .14
                                                                    -------------------------------------------------------
Less distributions from:
 Net investment income ...........................................     (.11)        (.05)      (.15)       (.35)       (.21)
 Net realized gains ..............................................       --           --         --        (.09)         --
                                                                    -------------------------------------------------------
Total distributions ..............................................     (.11)        (.05)      (.15)       (.44)       (.21)
                                                                    -------------------------------------------------------
Redemption fees ..................................................       --c          --         --          --          --
                                                                    -------------------------------------------------------
Net asset value, end of year .....................................   $19.07       $16.75     $12.11      $11.77      $14.28
                                                                    =======================================================

Total return b ...................................................   14.54%       38.85%      4.09%     (14.95)%       .91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $6,539       $3,352     $1,691        $550        $482
Ratios to average net assets:
 Expenses ........................................................    2.38%        2.27%      2.38%       2.46%       2.37%
 Net investment income ...........................................     .31%         .16%       .40%        .74%       1.42%
Portfolio turnover rate ..........................................   14.22%        6.37%     27.23%      28.93%      37.22%


aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.

16 | See notes to financial statements.  | Annual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    -------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS C                                                               2004         2003       2002        2001        2000
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................    $16.79       $12.17     $11.82      $14.33      $14.36
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................       .06          .06        .05         .09         .18
 Net realized and unrealized gains (losses) .....................      2.37         4.62        .47       (2.17)       (.04)
                                                                    -------------------------------------------------------
Total from investment operations ................................      2.43         4.68        .52       (2.08)        .14
                                                                    -------------------------------------------------------
Less distributions from:
 Net investment income ..........................................      (.10)        (.06)      (.17)       (.34)       (.17)
 Net realized gains .............................................        --           --         --        (.09)         --
                                                                    -------------------------------------------------------
Total distributions .............................................      (.10)        (.06)      (.17)       (.43)       (.17)
                                                                    -------------------------------------------------------
Redemption fees .................................................        --c          --         --          --          --
                                                                    -------------------------------------------------------
Net asset value, end of year ....................................    $19.12       $16.79     $12.17      $11.82      $14.33
                                                                    =======================================================

Total return b ..................................................    14.54%       38.60%      4.28%    (14.97)%        .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $16,579      $10,673     $3,904      $1,135        $894
Ratios to average net assets:
 Expenses .......................................................     2.38%        2.28%      2.31%       2.46%       2.36%
 Net investment income ..........................................      .31%         .15%       .47%        .69%       1.18%
Portfolio turnover rate .........................................    14.22%        6.37%     27.23%      28.93%      37.22%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.

                         Annual Report | See notes to financial statements. | 17

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND(

                                                                    -------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                         2004         2003       2002        2001        2000
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................     $17.04       $12.29     $11.92      $14.45      $14.45
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income a .......................................        .21          .20        .20         .23         .35
 Net realized and unrealized gains (losses) ....................       2.46         4.70        .44       (2.19)       (.05)
                                                                    -------------------------------------------------------
Total from investment operations ...............................       2.67         4.90        .64       (1.96)        .30
                                                                    -------------------------------------------------------
Less distributions from:
 Net investment income .........................................       (.25)        (.15)      (.27)       (.48)       (.30)
 Net realized gains ............................................         --           --         --        (.09)         --
                                                                    -------------------------------------------------------
Total distributions ............................................       (.25)        (.15)      (.27)       (.57)       (.30)
                                                                    -------------------------------------------------------
Redemption fees ................................................         --c          --         --          --          --
                                                                    -------------------------------------------------------
Net asset value, end of year ...................................     $19.46       $17.04     $12.29      $11.92      $14.45
                                                                    =======================================================

Total return b .................................................     15.73%       40.37%      5.24%    (14.11)%       2.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................    $16,195      $25,482    $16,937      $5,059     $10,708
Ratios to average net assets:
 Expenses ......................................................      1.38%        1.27%      1.35%       1.46%       1.38%
 Net investment income .........................................      1.31%        1.16%      1.43%       1.67%       2.31%
Portfolio turnover rate ........................................     14.22%        6.37%     27.23%      28.93%      37.22%

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cAmount is less than $0.001 per share.

18 | See notes to financial statements.  | Annual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
   TEMPLETON FOREIGN SMALLER COMPANIES FUND                          INDUSTRY                   SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.6%
   AUSTRALIA 5.9%
   APN News & Media Ltd. ..............................                Media                    1,622,755   $    5,791,867
   Billabong International Ltd. .......................  Textiles, Apparel & Luxury Goods         819,681        6,439,935
   Iluka Resources Ltd. ...............................           Metals & Mining               1,654,410        6,065,778
   John Fairfax Holdings Ltd. .........................                Media                    1,991,400        6,392,387
   Promina Group Ltd. .................................              Insurance                  1,720,818        5,845,721
                                                                                                            ---------------
                                                                                                                30,535,688
                                                                                                            ---------------
   AUSTRIA 1.8%
   Wienerberger AG ....................................          Building Products                202,716        8,067,240
   Wienerberger AG, 144A ..............................          Building Products                 25,339        1,008,385
                                                                                                            ---------------
                                                                                                                 9,075,625
                                                                                                            ---------------
   BELGIUM 1.1%
   Barco NV ........................................... Electronic Equipment & Instruments         63,220        5,420,082
                                                                                                            ---------------
   CANADA 10.6%
   CAE Inc. ...........................................         Aerospace & Defense             1,405,293        5,756,136
a  GSI Lumonics Inc. .................................. Electronic Equipment & Instruments        422,560        3,732,194
   Laurentian Bank of Canada ..........................          Commercial Banks                 379,719        7,932,566
   Legacy Hotels ......................................             Real Estate                   742,622        3,925,701
   Linamar Corp. ......................................           Auto Components                 487,035        5,301,116
   North West Company Fund ............................   Diversified Financial Services          459,320       10,029,068
   Quebecor World Inc. ................................   Commercial Services & Supplies          223,380        4,673,882
   Torstar Corp., B ...................................                Media                      139,980        2,524,408
   Transcontinental Inc., A ...........................   Commercial Services & Supplies          345,200        6,817,576
   Transcontinental Inc., B ...........................   Commercial Services & Supplies          200,000        3,938,436
                                                                                                            ---------------
                                                                                                                54,631,083
                                                                                                            ---------------
   CHINA 2.9%
   China Pharmaceutical Enterprise &
    Investment Corp. Ltd. .............................           Pharmaceuticals               1,846,000          453,003
a  China Power International Development Ltd., 144A ...         Electric Utilities              3,762,000        1,474,195
   China Resources Power Co. Ltd. .....................         Electric Utilities              9,502,000        5,432,644
   Chitaly Holding ....................................         Household Durables                 38,000           26,852
   Chitaly Holdings Ltd. ..............................         Household Durables              7,140,000        5,045,418
   Weiqiao Textile Co., 144A ..........................  Textiles, Apparel & Luxury Goods       1,028,000        1,499,081
   Weiqiao Textile Co., Ltd. ..........................  Textiles, Apparel & Luxury Goods         518,000          755,374
                                                                                                            ---------------
                                                                                                                14,686,567
                                                                                                            ---------------
   DENMARK 2.2%
   ISS A/S ............................................   Commercial Services & Supplies           95,407        5,091,439
a  Vestas Wind Systems AS .............................        Electrical Equipment               374,025        4,651,972
a  Vestas Wind Systems AS, 144A .......................        Electrical Equipment               124,675        1,550,658
                                                                                                            ---------------
                                                                                                                11,294,069
                                                                                                            ---------------
   FINLAND 3.8%
   Amer Group Ltd., A .................................    Leisure Equipment & Products           140,965        6,782,280
   KCI Konecranes International PLC ...................              Machinery                     24,105          960,511
   Metso OYJ ..........................................              Machinery                    427,160        6,042,629
   Orion OYJ ..........................................           Pharmaceuticals                 405,700        5,868,838
                                                                                                            ---------------
                                                                                                                19,654,258
                                                                                                            ---------------

                                                              Annual Report | 19

Franklin Templeton International Trust

---------------------------------------------------------------------------------------------------------------------------
   TEMPLETON FOREIGN SMALLER COMPANIES FUND                          INDUSTRY                   SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FRANCE .9%
   Galeries Lafayette SA                                         Multiline Retail                  22,255   $    4,359,929
                                                                                                            ---------------
   GERMANY 1.3%
   Celesio AG .........................................  Health Care Providers & Services          51,310        3,735,862
a  Jenoptik AG ........................................ Semiconductor Equipment & Products        283,372        2,900,838
                                                                                                            ---------------
                                                                                                                 6,636,700
                                                                                                            ---------------
   HONG KONG 13.5%
   Asia Satellite Telecommunications Holdings Ltd. .... Diversified Telecommunication Services  1,037,000        2,025,156
   ASM Pacific Technology Ltd. ........................ Semiconductor Equipment & Products      1,253,000        4,064,889
   Bank of East Asia Ltd. .............................          Commercial Banks                 508,852        1,457,916
   CITIC International Financial Holdings Ltd. ........          Commercial Banks              12,702,000        5,059,062
   Dah Sing Financial Holdings Ltd. ...................          Commercial Banks                 775,600        5,580,358
   Dickson Concepts International Ltd. ................          Specialty Retail               2,445,400        2,042,206
   Fountain Set Holdings Ltd. .........................  Textiles, Apparel & Luxury Goods       7,290,000        5,479,231
   Giordano International Ltd. ........................          Specialty Retail              14,090,000        7,874,745
   Hung Hing Printing Group Ltd. ......................       Containers & Packaging            2,816,000        2,152,712
   Lerado Group Holdings Co. Ltd. .....................         Household Durables             18,298,000        3,009,191
   Li & Fung Ltd. .....................................            Distributors                   970,000        1,433,197
   Moulin International Holdings Ltd. .................          Personal Products              6,489,000        3,543,259
   Ngai Lik Industrial Holding Ltd. ...................         Household Durables             13,667,974        4,390,160
   Techtronic Industries Co. Ltd. .....................         Household Durables              4,652,000        9,264,194
   Texwinca Holdings Ltd. .............................  Textiles, Apparel & Luxury Goods       5,091,000        4,611,354
   Wing Lung Bank Ltd. ................................          Commercial Banks                 709,901        5,472,494
   Yue Yuen Industrial Holdings Ltd. ..................  Textiles, Apparel & Luxury Goods         746,000        1,873,794
                                                                                                            ---------------
                                                                                                                69,333,918
                                                                                                            ---------------
   INDIA 4.8%
   Associated Cement Cos. Ltd. ........................       Construction Materials              827,970        4,681,658
   Gujarat Ambuja Cements Ltd. ........................       Construction Materials              563,280        4,251,017
   Housing Development Finance Corp. Ltd. .............     Thrifts & Mortgage Finance            424,276        5,988,182
   Satyam Computers Services Ltd. .....................             IT Services                   271,595        2,242,112
   Tata Motors Ltd. ...................................             Automobiles                   841,850        7,744,054
                                                                                                            ---------------
                                                                                                                24,907,023
                                                                                                            ---------------
   INDONESIA 1.3%
   PT Astra International TBK .........................             Automobiles                 7,824,500        6,760,850
                                                                                                            ---------------

   JAPAN 5.6%
   Hokuetsu Paper Mills Ltd. ..........................       Paper & Forest Products             952,000        5,018,810
   Japan Airport Terminal Co. Ltd. ....................    Transportation Infrastructure          528,000        4,968,473
   Meitec Corp. .......................................   Commercial Services & Supplies          120,800        4,553,753
   Ono Pharmaceutical Co. Ltd. ........................           Pharmaceuticals                  32,000        1,502,575
   Sohgo Security Services Co. Ltd. ...................   Commercial Services & Supplies          395,000        5,396,287
   Tenma Corp. ........................................         Household Durables                322,198        5,241,863
   Tokyo Individualized Educational Institute Inc. ....   Commercial Services & Supplies          120,500        2,350,914
                                                                                                            ---------------
                                                                                                                29,032,675
                                                                                                            ---------------
   LUXEMBOURG .5%
a  Thiel Logistik AG ..................................             IT Services                   483,229        2,733,077
                                                                                                            ---------------

20 | Annual Report

Franklin Templeton International Trust

---------------------------------------------------------------------------------------------------------------------------
   TEMPLETON FOREIGN SMALLER COMPANIES FUND                          INDUSTRY                   SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MEXICO 1.6%
   Grupo Aeroportuario del Sureste SA de CV, ADR ....      Transportation Infrastructure          152,733   $    3,499,113
   Grupo Continental SA .............................                Beverages                  3,048,759        4,753,612
                                                                                                            ---------------
                                                                                                                 8,252,725
                                                                                                            ---------------
   NETHERLANDS 7.0%
   Aalberts Industries NV ...........................        Industrial Conglomerates             143,093        5,344,771
   Arcadis NV .......................................       Construction & Engineering            345,613        5,090,284
   Athlon Holding NV ................................               Road & Rail                   237,363        4,966,007
   IHC Caland NV ....................................       Energy Equipment & Services            44,400        2,550,405
   Oce NV ...........................................           Office Electronics                285,900        3,983,993
   OPG Groep NV .....................................    Health Care Providers & Services         145,850        7,857,151
   Vedior NV ........................................     Commercial Services & Supplies          435,590        6,421,063
                                                                                                            ---------------
                                                                                                                36,213,674
                                                                                                            ---------------
   PHILIPPINES 1.0%
a  Philippine Long Distance Telephone Co. ........... Diversified Telecommunication Services      199,170        4,971,289
                                                                                                            ---------------
   SINGAPORE 1.9%
   Huan Hsin Holdings Ltd. ..........................        Communications Equipment           2,762,000        1,370,328
   OSIM International Ltd. ..........................            Personal Products              7,985,600        4,514,216
   Want Want Holdings Ltd. ..........................              Food Products                3,694,000        3,620,120
                                                                                                            ---------------
                                                                                                                 9,504,664
                                                                                                            ---------------
   SOUTH KOREA 4.9%
   Bank of Pusan ....................................            Commercial Banks                 952,285        5,996,971
   Dae Duck Electronics Co. Ltd. ....................   Electronic Equipment & Instruments        455,153        3,293,202
   Daegu Bank Co. Ltd. ..............................            Commercial Banks               1,219,885        7,300,786
   Halla Climate Control Co. Ltd. ...................             Auto Components               1,006,500        8,765,855
                                                                                                            ---------------
                                                                                                                25,356,814
                                                                                                            ---------------
   SPAIN 1.1%
   Sol Melia SA .....................................      Hotels Restaurants & Leisure           635,845        5,565,241
                                                                                                            ---------------
   SWEDEN 2.2%
   D. Carnegie & Co. AB .............................             Capital Markets                 691,525        7,038,223
   Observer AB ......................................                  Media                    1,127,565        4,462,953
                                                                                                            ---------------
                                                                                                                11,501,176
                                                                                                            ---------------
   SWITZERLAND 4.0%
   Gurit Heberlein AG, Br. ..........................                Chemicals                      6,050        4,433,070
   Kuoni Reisen Holding AG, B .......................      Hotels Restaurants & Leisure            15,450        5,873,885
   SIG Holding AG ...................................                Machinery                     29,280        5,492,375
   Vontobel Holding AG ..............................             Capital Markets                 224,550        4,785,661
                                                                                                            ---------------
                                                                                                                20,584,991
                                                                                                            ---------------
   TAIWAN 1.5%
   Giant Manufacturing Co. ..........................      Leisure Equipment & Products         2,216,000        3,220,622
   Taiwan Fu Hsing ..................................           Household Durables              4,529,000        4,252,709
                                                                                                            ---------------
                                                                                                                 7,473,331
                                                                                                            ---------------
   THAILAND .4%
   BEC World Public Co. Ltd., fgn. ..................                  Media                    5,668,500        2,168,241
                                                                                                            ---------------

                                                              Annual Report | 21

Franklin Templeton International Trust

---------------------------------------------------------------------------------------------------------------------------
   TEMPLETON FOREIGN SMALLER COMPANIES FUND                          INDUSTRY                   SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM 6.8%
   Avis Europe PLC ..................................               Road & Rail                 2,033,080   $    2,362,743
   Bodycote International PLC .......................                Machinery                  1,758,002        4,683,699
   Bodycote International PLC, 144A .................                Machinery                    298,798          796,063
   Burberry Group PLC, 144A .........................    Textiles, Apparel & Luxury Goods         254,200        1,819,217
   Geest PLC ........................................              Food Products                  525,473        5,310,246
   John Wood Group ..................................       Energy Equipment & Services         1,852,096        4,883,340
   Kidde PLC ........................................          Electrical Equipment               612,535        1,890,783
   Laird Group PLC ..................................   Electronic Equipment & Instruments        710,060        4,403,220
   Novar PLC ........................................            Building Products              1,931,003        4,186,649
   Yule Catto & Company PLC .........................                Chemicals                    986,810        4,569,152
                                                                                                            ---------------
                                                                                                                34,905,112
                                                                                                            ---------------
   TOTAL COMMON STOCKS (COST $333,525,664) ..........                                                          455,558,802
                                                                                                            ---------------
   PREFERRED STOCKS 2.4%
   BRAZIL 1.1%
   Aracruz Celulose SA, ADR, pfd. ...................         Paper & Forest Products             160,565        5,407,829
                                                                                                            ---------------
   GERMANY 1.3%
   Hugo Boss AG, pfd. ...............................    Textiles, Apparel & Luxury Goods         254,753        6,682,666
                                                                                                            ---------------
   TOTAL PREFERRED STOCKS (COST $7,315,378) .........                                                           12,090,495
                                                                                                            ---------------
   TOTAL LONG TERM INVESTMENTS (COST $340,841,042) ..                                                          467,649,297
                                                                                                            ---------------

                                                                                           ----------------
                                                                                           PRINCIPAL AMOUNT
                                                                                           ----------------

   SHORT TERM INVESTMENTS 8.9%
   U.S. GOVERNMENT AND AGENCY SECURITIES
    (COST $20,791,072) 4.0%
   Federal Home Loan Bank, 1.69%, 11/01/04 ..........                                        $ 20,794,000       20,794,000
                                                                                                            ---------------
   REPURCHASE AGREEMENT (COST $25,000,000) 4.9%
b  Dresdner Bank AG, 1.75%, 11/01/04 (Maturity
    Value $25,003,646) Collateralized by U.S.
    Treasury Notes, 7.50%, 11/18/04-2/15/05 .........                                          25,000,000       25,000,000
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST $386,632,114) 99.9% ......                                                          513,443,297
   OTHER ASSETS, LESS LIABILITIES .1% ...............                                                              612,027
                                                                                                            ---------------
   NET ASSETS 100.0% ................................                                                       $  514,055,324
                                                                                                            ---------------

aNon-income producing.
bSee Note 1(c) regarding repurchase agreement.

22 | See notes to financial statements.  | Annual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

                                                                ---------------
                                                                  TEMPLETON
                                                                FOREIGN SMALLER
                                                                COMPANIES FUND
                                                                ---------------
Assets:
 Investments in securities:
  Cost .......................................................    $386,632,114
                                                                ===============
  Value ......................................................     513,443,297
 Cash ........................................................           3,696
 Foreign currency, at value (cost $2,079,481) ................       2,093,915
 Receivables:
  Investment securities sold .................................       1,542,438
  Capital shares sold ........................................       1,094,180
  Dividends and interest .....................................         793,255
                                                                ---------------
      Total assets ...........................................     518,970,781
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased ............................       1,177,547
  Capital shares redeemed ....................................       2,894,764
  Affiliates .................................................         781,537
 Other liabilities ...........................................          61,609
                                                                ---------------
      Total liabilities ......................................       4,915,457
                                                                ---------------
        Net assets, at value .................................    $514,055,324
                                                                ===============
Net assets consist of:
 Undistributed net investment income .........................    $    282,937
 Net unrealized appreciation (depreciation) ..................     126,846,522
 Accumulated net realized gain (loss) ........................       7,838,459
 Capital shares ..............................................     379,087,406
                                                                ---------------
        Net assets, at value .................................    $514,055,324
                                                                ===============

                         Annual Report | See notes to financial statements. | 23

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2004

                                                                ---------------
                                                                   TEMPLETON
                                                                FOREIGN SMALLER
                                                                COMPANIES FUND
                                                                ---------------
CLASS A:
Net assets, at value .........................................    $474,742,403
                                                                ===============
 Shares outstanding ..........................................      24,465,918
                                                                ===============
 Net asset value per sharea ..................................          $19.40
                                                                ===============
 Maximum offering price per share (net asset value
    per share / 94.25%) ......................................          $20.58
                                                                ===============
CLASS B:
 Net assets, at value ........................................    $  6,539,469
                                                                ===============
 Shares outstanding ..........................................         342,853
                                                                ===============
 Net asset value and maximum offering price per sharea .......          $19.07
                                                                ===============
CLASS C:
 Net assets, at value ........................................    $ 16,578,585
                                                                ===============
 Shares outstanding ..........................................         866,907
                                                                ===============
 Net asset value and maximum offering price per share a ......          $19.12
ADVISOR CLASS:
 Net assets, at value ........................................    $ 16,194,867
                                                                ===============
 Shares outstanding ..........................................         832,121
 Net asset value and maximum offering price per share b ......          $19.46
                                                                ===============

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.
bRedemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

24 | See notes to financial statements.  | Annual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2004

                                                                ---------------
                                                                   TEMPLETON
                                                                FOREIGN SMALLER
                                                                COMPANIES FUND
                                                                ---------------
Investment income:
 Dividends (net of foreign taxes of $1,182,369) ..............     $11,858,052
 Interest ....................................................         408,061
                                                                ---------------
      Total investment income ................................      12,266,113
                                                                ---------------
Expenses:
 Management fees (Note 3) ....................................       3,994,782
 Distribution fees (Note 3)
  Class A ....................................................       1,044,470
  Class B ....................................................          54,234
  Class C ....................................................         142,950
 Transfer agent fees (Note 3) ................................       1,903,900
 Custodian fees (Note 4) .....................................         229,297
 Reports to shareholders .....................................          42,400
 Registration and filing fees ................................          75,600
 Professional fees ...........................................          24,200
 Trustees' fees and expenses .................................          18,800
 Other .......................................................          17,300
                                                                ---------------
      Total expenses .........................................       7,547,933
       Expense reductions (Note 4) ...........................            (952)
                                                                ---------------
        Net expenses .........................................       7,546,981
                                                                ---------------
          Net investment income ..............................       4,719,132
                                                                ---------------
 Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      11,933,799
  Foreign currency transactions ..............................         448,653
                                                                ---------------
        Net realized gain (loss) .............................      12,382,452
                                                                ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................      44,125,762
  Translation of assets and liabilities denominated in
    foreign currencies .......................................          16,673
  Deferred taxes .............................................       1,129,159
                                                                ---------------
        Net change in unrealized appreciation (depreciation) .      45,271,594
                                                                ---------------
Net realized and unrealized gain (loss) ......................      57,654,046
                                                                ---------------
Net increase (decrease) in net assets resulting from operations    $62,373,178
                                                                ===============

                         Annual Report | See notes to financial statements. | 25

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS
and the years ended October 31, 2004 and 2003

                                                                                            -------------------------------
                                                                                                  TEMPLETON FOREIGN
                                                                                               SMALLER COMPANIES FUND
                                                                                           --------------------------------
                                                                                                2004              2003
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .................................................................    $  4,719,132       $  1,762,124
Net realized gain (loss) from investments and foreign currency transactions ...........      12,382,452            720,311
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and
    deferred taxes ....................................................................      45,271,594         84,466,964
                                                                                           --------------------------------
Net increase (decrease) in net assets resulting from operations .......................      62,373,178         86,949,399
 Distributions to shareholders from:
Net investment income:
 Class A ..............................................................................      (4,542,443)        (1,222,824)
 Class B ..............................................................................         (27,988)            (7,263)
 Class C ..............................................................................         (75,613)           (22,250)
 Advisor Class ........................................................................        (284,452)          (226,876)
                                                                                           --------------------------------
 Total distributions to shareholders ..................................................      (4,930,496)        (1,479,213)
 Capital share transactions (Note 2):
 Class A ..............................................................................      72,543,642        204,282,167
 Class B ..............................................................................       2,593,089            848,889
 Class C ..............................................................................       4,263,043          4,305,492
 Advisor Class ........................................................................     (12,810,014)         1,504,744
                                                                                           --------------------------------
 Total capital share transactions .....................................................      66,589,760        210,941,292
 Redemption fees ......................................................................           8,176              1,008
                                                                                           --------------------------------
Net increase (decrease) in net assets .................................................     124,040,618        296,412,486
Net assets:
 Beginning of year ....................................................................     390,014,706         93,602,220
                                                                                           ================================
 End of year ..........................................................................    $514,055,324       $390,014,706
Undistributed net investment income included in net assets:
 End of year ..........................................................................    $    282,937       $     45,645
                                                                                           ================================

26 | See notes to financial statements.  | Annual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Smaller Companies Fund (the Fund) is a separate, diversified series of Franklin Templeton International Trust (the Trust), consisting of two separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the Trust are presented separately. The Fund seeks to achieve long-term capital growth by investing, under normal market conditions, at least 80% of its total assets in equity securities of smaller capitalization companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Repurchase agreements are valued at cost. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                              Annual Report | 27

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2004, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

28 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to the Fund on a specific identification basis.

G. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                              Annual Report | 29

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At October 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                         -------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                      2004                                 2003
                                         -------------------------------------------------------------------
                                             SHARES          AMOUNT              SHARES           AMOUNT
                                         -------------------------------------------------------------------
Class A Shares:
 Shares sold ..........................    8,864,953     $164,975,024        28,797,214      $ 402,750,740
 Shares issued in reinvestment of
  distributions .......................      244,905        4,378,229            85,055          1,139,539
 Shares redeemed ......................   (5,250,157)     (96,809,611)      (14,066,259)      (199,608,112)
                                         -------------------------------------------------------------------
 Net increase (decrease) ..............    3,859,701     $ 72,543,642        14,816,010      $ 204,282,167
                                         ===================================================================
Class B Shares:
 Shares sold ..........................      200,218     $  3,651,684            81,294      $   1,118,874
 Shares issued in reinvestment of
  distributions .......................        1,465           25,928               534              6,722
 Shares redeemed ......................      (58,981)      (1,084,523)          (21,348)          (276,707)
                                         -------------------------------------------------------------------
 Net increase (decrease) ..............      142,702     $  2,593,089            60,480      $     848,889
                                         ===================================================================
Class C Shares:
 Shares sold ..........................      432,238     $  7,955,047           517,473      $   6,949,546
 Shares issued in reinvestment of
  distributions .......................        3,551           63,000             1,432             18,202
 Shares redeemed ......................     (204,564)      (3,755,004)         (204,111)        (2,662,256)
                                         -------------------------------------------------------------------
 Net increase (decrease) ..............      231,225     $  4,263,043           314,794      $   4,305,492
                                         ===================================================================
Advisor Class Shares:
 Shares sold ..........................      742,304     $ 13,948,481         3,799,027      $  53,609,032
 Shares issued in reinvestment of
  distributions .......................        4,362           77,951             4,110             52,489
 Shares redeemed ......................   (1,409,543)     (26,836,446)       (3,686,406)       (52,156,777)
                                         -------------------------------------------------------------------
 Net increase (decrease) ..............     (662,877)    $(12,810,014)          116,731      $   1,504,744
                                         ===================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

----------------------------------------------------------------------------------------------
  ENTITY                                                               AFFILIATION
----------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                   Investment manager
  Franklin/Templeton Distributors, Inc. (Distributors)                 Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

30 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
      ANNUALIZED FEE RATE  NET ASSETS
--------------------------------------------------------------------------------
      1.00%                First $100 million
      0.90%                Over $100 million, up to and including $250 million
      0.80%                Over $250 million, up to and including $500 million
      0.75%                Over $500 million

Under a subadvisory agreement, Templeton Investment Counsel, LLC (TIC) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund. Under an agreement with TIC, Templeton Asset Management Ltd. (TAML) provides subadvisory services to TIC and receives from TIC fees based on the average daily net assets of the Fund.

B. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received .....................................     $55,426
Contingent deferred sales charges retained .................     $18,652

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,903,900, of which $967,710 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

                                                              Annual Report | 31

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND


5. INCOME TAXES

At October 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .....................................   $390,201,343
                                                            --------------
Unrealized appreciation .................................   $128,418,626
Unrealized depreciation .................................     (5,176,672)
                                                            --------------
Net unrealized appreciation (depreciation) ..............   $123,241,954
                                                            --------------

Undistributed ordinary income ...........................   $  6,771,258
Undistributed long term capital gains ...................      4,919,364
                                                            --------------
Distributable earnings ..................................   $ 11,690,622
                                                            ==============

The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                            ------------------------
                                               2004         2003
                                            ------------------------

Distributions paid from:
 Ordinary income .........................   $4,930,496  $1,479,213
                                            ------------------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains differ for financial statement and tax purposes primarily due to different treatment of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended October 31, 2004 aggregated $124,483,447 and $59,430,654 respectively.

32 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

7. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS
A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

                                                              Annual Report | 33

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
A. INVESTIGATIONS (CONTINUED)

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

34 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
B. SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

                                                              Annual Report | 35

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
B. SETTLEMENTS (CONTINUED)

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

36 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.

                                                              Annual Report | 37

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON FOREIGN SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Smaller Companies Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004

38 | Annual Report

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

FTIT TEMPLETON FOREIGN SMALLER COMPANIES FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $4,919,364 as a capital gain dividend for the fiscal year ended October 31, 2004.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $9,135,862 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At October 31, 2004, more than 50% of the Templeton Foreign Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 9, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Funds, to Class A, Class B, Class C, and Advisor Class shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

                                                              Annual Report | 39

Franklin Templeton International Trust

------------------------------------------------------------------------------------------------------------
                                                                       CLASS A
                                                                                             ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN         FOREIGN
                                                   PAID   SOURCE INCOME  QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE   PER SHARE        PER SHARE       PER SHARE
------------------------------------------------------------------------------------------------------------
  Australia ..................................    0.0021      0.0239           0.0239          0.0102
  Austria ....................................    0.0010      0.0038           0.0038          0.0016
  Belgium ....................................    0.0008      0.0031           0.0031          0.0013
  Brazil .....................................    0.0000      0.0069           0.0069          0.0030
  Canada .....................................    0.0073      0.0295           0.0126          0.0223
  China ......................................    0.0000      0.0009           0.0000          0.0009
  Denmark ....................................    0.0003      0.0013           0.0013          0.0006
  Finland ....................................    0.0081      0.0302           0.0302          0.0129
  France .....................................    0.0002      0.0008           0.0008          0.0003
  Germany ....................................    0.0013      0.0050           0.0011          0.0044
  Hong Kong ..................................    0.0000      0.0477           0.0000          0.0477
  India ......................................    0.0000      0.0096           0.0070          0.0056
  Indonesia ..................................    0.0008      0.0029           0.0029          0.0012
  Italy ......................................    0.0004      0.0013           0.0013          0.0006
  Japan ......................................    0.0009      0.0071           0.0071          0.0030
  Mexico .....................................    0.0000      0.0096           0.0096          0.0041
  Netherlands ................................    0.0051      0.0190           0.0178          0.0088
  New Zealand ................................    0.0005      0.0020           0.0020          0.0009
  Singapore ..................................    0.0004      0.0037           0.0000          0.0037
  South Korea ................................    0.0040      0.0136           0.0136          0.0058
  Spain ......................................    0.0002      0.0007           0.0007          0.0003
  Sweden .....................................    0.0016      0.0059           0.0059          0.0025
  Switzerland ................................    0.0023      0.0085           0.0085          0.0036
  Taiwan .....................................    0.0013      0.0035           0.0000          0.0035
  Thailand ...................................    0.0002      0.0011           0.0011          0.0005
  United Kingdom .............................    0.0048      0.0266           0.0266          0.0114
                                                 -----------------------------------------------------------
  Total ......................................   $0.0436     $0.2682          $0.1878         $0.1607
                                                 ===========================================================

40 | Annual Report

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                                       CLASS B
                                                ADJUSTED
                                               FOREIGN TAX   FOREIGN         FOREIGN           FOREIGN
                                                   PAID    SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE   PER SHARE        PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Australia ..................................    0.0021      0.0161           0.0161          0.0069
  Austria ....................................    0.0010      0.0025           0.0025          0.0011
  Belgium ....................................    0.0008      0.0021           0.0021          0.0009
  Brazil .....................................    0.0000      0.0047           0.0047          0.0020
  Canada .....................................    0.0073      0.0198           0.0085          0.0149
  China ......................................    0.0000      0.0006           0.0000          0.0006
  Denmark ....................................    0.0003      0.0009           0.0009          0.0004
  Finland ....................................    0.0081      0.0203           0.0203          0.0087
  France .....................................    0.0002      0.0005           0.0005          0.0002
  Germany ....................................    0.0013      0.0033           0.0007          0.0029
  Hong Kong ..................................    0.0000      0.0320           0.0000          0.0320
  India ......................................    0.0000      0.0065           0.0048          0.0038
  Indonesia ..................................    0.0008      0.0019           0.0019          0.0008
  Italy ......................................    0.0004      0.0009           0.0009          0.0004
  Japan ......................................    0.0009      0.0048           0.0048          0.0021
  Mexico .....................................    0.0000      0.0064           0.0064          0.0027
  Netherlands ................................    0.0051      0.0128           0.0120          0.0059
  New Zealand ................................    0.0005      0.0013           0.0013          0.0006
  Singapore ..................................    0.0004      0.0025           0.0000          0.0025
  South Korea ................................    0.0040      0.0091           0.0091          0.0039
  Spain ......................................    0.0002      0.0005           0.0005          0.0002
  Sweden .....................................    0.0016      0.0040           0.0040          0.0017
  Switzerland ................................    0.0023      0.0057           0.0057          0.0024
  Taiwan .....................................    0.0013      0.0023           0.0000          0.0023
  Thailand ...................................    0.0002      0.0008           0.0008          0.0003
  United Kingdom .............................    0.0048      0.0179           0.0179          0.0077
                                                 -----------------------------------------------------------
  Total ......................................   $0.0436     $0.1802          $0.1264         $0.1079
                                                 ===========================================================

------------------------------------------------------------------------------------------------------------
                                                                       CLASS C
                                                ADJUSTED
                                               FOREIGN TAX   FOREIGN           FOREIGN         FOREIGN
                                                   PAID    SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE   PER SHARE        PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Australia ..................................    0.0021      0.0158           0.0158          0.0068
  Austria ....................................    0.0010      0.0025           0.0025          0.0011
  Belgium ....................................    0.0008      0.0021           0.0021          0.0009
  Brazil .....................................    0.0000      0.0046           0.0046          0.0020
  Canada .....................................    0.0073      0.0194           0.0083          0.0147
  China ......................................    0.0000      0.0006           0.0000          0.0006
  Denmark ....................................    0.0003      0.0009           0.0009          0.0004
  Finland ....................................    0.0081      0.0199           0.0199          0.0085
  France .....................................    0.0002      0.0005           0.0005          0.0002
  Germany ....................................    0.0013      0.0033           0.0007          0.0029
  Hong Kong ..................................    0.0000      0.0314           0.0000          0.0314
  India ......................................    0.0000      0.0063           0.0046          0.0037
  Indonesia ..................................    0.0008      0.0019           0.0019          0.0008
  Italy ......................................    0.0004      0.0009           0.0009          0.0004
  Japan ......................................    0.0009      0.0047           0.0047          0.0020
  Mexico .....................................    0.0000      0.0063           0.0063          0.0027
  Netherlands ................................    0.0051      0.0125           0.0117          0.0058
  New Zealand ................................    0.0005      0.0013           0.0013          0.0006
  Singapore ..................................    0.0004      0.0025           0.0000          0.0025
  South Korea ................................    0.0040      0.0090           0.0090          0.0039
  Spain ......................................    0.0002      0.0005           0.0005          0.0002
  Sweden .....................................    0.0016      0.0039           0.0039          0.0017
  Switzerland ................................    0.0023      0.0056           0.0056          0.0024
  Taiwan .....................................    0.0013      0.0023           0.0000          0.0023
  Thailand ...................................    0.0002      0.0008           0.0008          0.0003
  United Kingdom .............................    0.0048      0.0175           0.0175          0.0075
                                                 -----------------------------------------------------------
  Total ......................................   $0.0436     $0.1770          $0.1240         $0.1063
                                                 =========================================================

                                                              Annual Report | 41

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                                    ADVISOR CLASS
                                                ADJUSTED
                                                FOREIGN TAX   FOREIGN          FOREIGN         FOREIGN
                                                   PAID    SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE   PER SHARE        PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Australia ..................................    0.0021      0.0268           0.0268          0.0115
  Austria ....................................    0.0010      0.0043           0.0043          0.0018
  Belgium ....................................    0.0008      0.0035           0.0035          0.0015
  Brazil .....................................    0.0000      0.0078           0.0078          0.0033
  Canada .....................................    0.0073      0.0330           0.0141          0.0249
  China ......................................    0.0000      0.0010           0.0000          0.0010
  Denmark ....................................    0.0003      0.0015           0.0015          0.0006
  Finland ....................................    0.0081      0.0339           0.0339          0.0145
  France .....................................    0.0002      0.0009           0.0009          0.0004
  Germany ....................................    0.0013      0.0056           0.0013          0.0049
  Hong Kong ..................................    0.0000      0.0535           0.0000          0.0535
  India ......................................    0.0000      0.0108           0.0079          0.0063
  Indonesia ..................................    0.0008      0.0033           0.0033          0.0014
  Italy ......................................    0.0004      0.0015           0.0015          0.0006
  Japan ......................................    0.0009      0.0079           0.0079          0.0034
  Mexico .....................................    0.0000      0.0108           0.0108          0.0046
  Netherlands ................................    0.0051      0.0213           0.0199          0.0099
  New Zealand ................................    0.0005      0.0022           0.0022          0.0009
  Singapore ..................................    0.0004      0.0042           0.0000          0.0042
  South Korea ................................    0.0040      0.0153           0.0153          0.0066
  Spain ......................................    0.0002      0.0008           0.0008          0.0003
  Sweden .....................................    0.0016      0.0066           0.0066          0.0028
  Switzerland ................................    0.0023      0.0095           0.0095          0.0041
  Taiwan .....................................    0.0013      0.0039           0.0000          0.0039
  Thailand ...................................    0.0002      0.0013           0.0013          0.0006
  United Kingdom .............................    0.0048      0.0298           0.0298          0.0128
                                                 -----------------------------------------------------------
  Total ......................................   $0.0436     $0.3010          $0.2109         $0.1803
                                                 ===========================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

42 | Annual Report

Franklin Templeton International Trust

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

                                                              Annual Report | 43

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 Frank H. Abbott, III (83)         Trustee           Since 1991          113                          None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 Harris J. Ashton (72)             Trustee           Since 1991          142                          Director, Bar-S Foods (meat
 One Franklin Parkway                                                                                 packing company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. Joseph Fortunato (72)          Trustee           Since 1991          143                          None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 Edith E. Holiday (52)             Trustee           Since 1998           98                          Director, Amerada Hess
 One Franklin Parkway                                                                                 Corporation (exploration and
 San Mateo, CA 94403-1906                                                                             refining of oil and gas);
                                                                                                      H.J. Heinz Company (processed
                                                                                                      foods and allied products);
                                                                                                      RTI International Metals, Inc.
                                                                                                      (manufacture and distribution
                                                                                                      of titanium); and Canadian
                                                                                                      National Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 Frank W.T. LaHaye (75)            Trustee           Since 1991          115                          Director, The California
 One Franklin Parkway                                                                                 Center for Land Recycling
 San Mateo, CA 94403-1906                                                                             (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 Gordon S. Macklin (76)            Trustee           Since 1992          142                          Director, White Mountains
 One Franklin Parkway                                                                                 Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                             company); Martek Biosciences
                                                                                                      Corporation; MedImmune, Inc.
                                                                                                      (biotechnology); and
                                                                                                      Overstock.com (Internet
                                                                                                      services); and FORMERLY,
                                                                                                      Director, MCI Communication
                                                                                                      Corporation (subsequently
                                                                                                      known as MCI WorldCom, Inc.
                                                                                                      and WorldCom, Inc.)
                                                                                                      (communications services)
                                                                                                      (1988-2002) and Spacehab, Inc.
                                                                                                      (aerospace services)
                                                                                                      (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **Harmon E. Burns (59)            Trustee and       Since 1993           36                          None
 One Franklin Parkway              Vice President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **Charles B. Johnson (71)         Trustee and       Trustee since       142                          None
 One Franklin Parkway              Chairman of       1991 and
 San Mateo, CA 94403-1906          the Board         Chairman of the
                                                     Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **Rupert H. Johnson, Jr. (64)     Trustee,          Trustee since       125                          None
 One Franklin Parkway              President and     1991,
 San Mateo, CA 94403-1906          Chief             President since
                                   Executive         1993 and Chief
                                   Officer-          Executive Officer-
                                   Investment        Investment
                                   Management        Management
                                                     since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 James M. Davis (52)               Chief             Since July 2004     Not Applicable               None
 One Franklin Parkway              Compliance
 San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 Laura Fergerson (42)              Treasurer         Since July 2004     Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
 Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 Martin L. Flanagan (44)           Vice President    Since 1995          Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARs:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 Jimmy D. Gambill (57)             Senior Vice       Since 2002          Not Applicable               None
 500 East Broward Blvd.            President and
 Suite 2100                        Chief
 Fort Lauderdale, FL 33394-3091    Executive
                                   Officer-
                                   Finance and
                                   Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 David P. Goss (57)                Vice President    Since 2000          Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (57)             Vice President    Since 2000          Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 Michael O. Magdol (67)            Vice President    Since 2002          Not Applicable               Director, FTI Banque, Arch
 600 Fifth Avenue                  - AML                                                              Chemicals, Inc. and Lingnan
 Rockefeller Center                Compliance                                                         Foundation.
 New York, NY 10048-0772
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 Murray L. Simpson (67)            Vice President    Since 2000          Not Applicable               None
 One Franklin Parkway              and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 Galen G. Vetter (53)              Chief Financial   Since May 2004      Not Applicable               None
 500 East Broward Blvd.            Officer and
 Suite 2100                        Chief
 Fort Lauderdale, FL 33394-3091    Accounting
                                   Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S.
registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

48 | Annual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON FOREIGN SMALLER COMPANIES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 49

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL MUTUAL
Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
FranklinBalance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund
Asset Allocation
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund


TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                              Not part of the annual report

[LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

      WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN
SMALLER COMPANIES FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

191 A2004 12/04


















                                                       OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                  A series of Franklin Templeton
                                                  International Trust
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                                                          GLOBAL
--------------------------------------------------------------------------------

                                   TEMPLETON
                             GLOBAL LONG-SHORT FUND

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       see inside for details.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS [GRAPHIC OMITTED]

Not part of the annual report

                     Contents

SHAREHOLDER LETTER ..................  1

ANNUAL REPORT

Templeton Global
Long-Short Fund .....................  3

Performance Summary .................  9

Your Fund's Expenses ................ 13

Financial Highlights and
Statement of Investments ............ 15

Financial Statements ................ 22

Notes to Financial
Statements .......................... 25

Report of Independent
Registered Public
Accounting Firm ..................... 36

Tax Designation ..................... 37

Board Members
and Officers ........................ 38

Shareholder Information ............. 43

--------------------------------------------------------------------------------


Annual Report

Templeton Global Long-Short Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Long-Short Fund seeks capital appreciation in up and down (bull and bear) markets with less volatility than the overall global stock market through a combination of long and short positions of companies located throughout the world.

[SIDEBAR]
--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Global Long-Short Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

Templeton Global Long-Short Fund - Class A posted a +4.77% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the Index), which posted a 13.76% total return for the same period. 1 Since inception on July 31, 2001, the Fund's Class A shares posted a cumulative total return of +12.10% compared with 7.02% for the Index. 1 The Fund's relative volatility, as measured by the annualized standard deviation of monthly returns, was low at just 6.33% since inception. You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

Despite concerns about oil prices, rising interest rates, and the outlook for corporate earnings, the global economy continued to grow rapidly during the year under review. Economic expansion in the U.S. and China remained the main drivers. As of September 30, 2004, U.S. gross domestic product (GDP) had increased for 12 consecutive quarters. In China, GDP grew 9.1% in 2003, and 9.5% annualized in the first three quarters of 2004. 2 The continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions in

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing," 1/20/04; National Bureau of Statistics of China, "Stable and Fast Economic Growth in the First Three Quarters of 2004," 10/22/04.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.

                                                               Annual Report | 3
the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5% in 2003. In Japan, the economy has been emerging from a decade-long deflationary period. During the year under review, Japan's consumer and business confidence reached their highest levels since 1991. However, second quarter 2004 GDP growth was only 1.3% annualized, significantly below that of the preceding two quarters. 3

The high price of oil (around $50 a barrel at period-end) triggered investor worries about inflation, decreased spending -- due to cautionary consumer and business sentiment -- and slower economic and corporate profit growth. Along with reduced expectations for corporate earnings and prospects for higher global interest rates, oil prices were one of the main factors affecting global equity markets over the past few months. Although a quick escalation in oil prices can be damaging for businesses, the recent upturn has been less severe than $50+ per barrel suggests. As of October 31, 2004, the 12-month rolling average price of oil was $39. 4 However, if this rolling average continues to climb, it could act as a brake on global growth. In this environment, the MSCI World Index's total return was 13.76% for the 12-month period ended October 31, 2004, while investment returns varied across sectors and countries as the period progressed. 1 One explanation might be that despite strong growth, the global economic recovery continued to send mixed signals that had different implications on sector-specific outlooks.

INVESTMENT STRATEGY

Our investment philosophy is that a combination of long and short equity positions can reduce overall volatility and has the potential to provide positive returns in either up or down markets. We apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. For our long positions, we seek stock from companies we believe have strong fundamentals or valuable assets that we think are overlooked by the market. Among our short positions, our strategy is to short the stocks of companies we believe are overvalued by the market where we see the potential for share price decline.

3. Source: PR Newswire Association, Inc., www.prnewswire.com, "The Conference Board (R) Japan Business Cycle Indicators (SM), Japan Leading Economic Indicators and Related Composite Indexes for August 2004," 10/7/04.

4. Source: U.S. Department of Energy.

4 |  Annual Report

EQUITY EXPOSURE
10/31/04

--------------------------------------------------------------------------------
                                                       % OF TOTAL       # OF
                                                       NET ASSETS     POSITIONS
--------------------------------------------------------------------------------
   Long Equity Securities                                 55.8%          54
--------------------------------------------------------------------------------
   Short Equity Securities                               -20.7%          18
--------------------------------------------------------------------------------
   NET EQUITY EXPOSURE                                    35.1% (LONG)
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

On October 31, 2004, the Fund's overall exposure as a percentage of total net assets was 55.8% long and 20.7% short, for a 35.1% net long exposure and gross equity exposure of 76.5%. During the period under review, Fund performance varied across most countries and sectors with notable positive results from long positions in the U.K., South Korea and Japan, and the energy, industrials and telecommunications sectors. 5 The main laggards included short positions in the U.S. and Europe, as well as specific long positions in the materials and consumer discretionary sectors. 6

The Fund's net long position in oil and gas of 5.8% at period-end contributed positively to returns. Crude oil's 78% price increase over the past year was driven by strong global demand, particularly from China, as well as tight supply and demand characteristics due to supply shocks ranging from political instability in Iraq, Nigeria and Venezuela to production disruptions in the Gulf of Mexico from an active hurricane season. Our core oil and gas holding BP contributed to performance. Our analysis showed that BP has been using cash flow to buy back stock, paid an attractive dividend, and had a compelling valuation that seemed to expect oil prices below our normalized forecast.

In the industrials sector, our stock picking in the aerospace and defense industry resulted in net long exposure to companies exposed to defense spending and net short a company exposed to the aerospace industry. Fund holdings in such U.S. defense companies as Raytheon and Lockheed Martin performed well during the Fund's fiscal year. We initiated a position in Raytheon during the period based on compelling valuations, consistent revenue growth from higher defense spending, and strong cash flow generation from restructuring.

5. The energy sector comprises oil and gas in the SOI. The industrials sector comprises aerospace and defense, airlines, commercial services and supplies, electrical equipment, industrial conglomerates, and machinery in the SOI. The telecommunications sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6. The materials sector comprises metals and mining, and paper and forest products in the SOI. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure equipment and products, media, and specialty retail in the SOI.

PORTFOLIO BREAKDOWN
10/31/04

---------------------------------------------------------------
                                                % OF TOTAL
                                                NET ASSETS
---------------------------------------------------------------
  Long Positions                                     55.8%
---------------------------------------------------------------
  Short Positions                                   -20.7%
---------------------------------------------------------------
  Short-Term Investments                             39.1%
---------------------------------------------------------------
  Other Assets, less Liabilities                    25.8%*
---------------------------------------------------------------

*Includes the market value of the short positions.

                                                               Annual Report | 5

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 10/31/04

-----------------------------------------------------------------------------------------------
                                                                                  NET EQUITY
                                                         LONG %        SHORT %    EXPOSURE %
-----------------------------------------------------------------------------------------------
  Media                                                   5.9%         0.0%        5.9%
-----------------------------------------------------------------------------------------------
  Oil & Gas                                               5.8%         0.0%        5.8%
-----------------------------------------------------------------------------------------------
  Diversified Telecommunication Services                  5.5%        -1.0%        4.5%
-----------------------------------------------------------------------------------------------
  Metals & Mining                                         5.5%        -2.0%        3.5%
-----------------------------------------------------------------------------------------------
  Commercial Banks                                        3.4%         0.0%        3.4%
-----------------------------------------------------------------------------------------------
  Pharmaceuticals                                         3.0%         0.0%        3.0%
-----------------------------------------------------------------------------------------------
  Aerospace & Defense                                     4.0%        -1.2%        2.8%
-----------------------------------------------------------------------------------------------
  Airlines                                                2.1%         0.0%        2.1%
-----------------------------------------------------------------------------------------------
  Household Durables                                      2.0%         0.0%        2.0%
-----------------------------------------------------------------------------------------------
  Industrial Conglomerates                                1.6%         0.0%        1.6%
-----------------------------------------------------------------------------------------------
  Real Estate                                             1.6%         0.0%        1.6%
-----------------------------------------------------------------------------------------------
  Computers & Peripherals                                 1.4%         0.0%        1.4%
-----------------------------------------------------------------------------------------------
  Food Products                                           1.4%         0.0%        1.4%
-----------------------------------------------------------------------------------------------
  Software                                                2.2%        -0.8%        1.4%
-----------------------------------------------------------------------------------------------
  Commercial Services & Supplies                          1.3%         0.0%        1.3%
-----------------------------------------------------------------------------------------------
  IT Services                                             1.2%         0.0%        1.2%
-----------------------------------------------------------------------------------------------
  Leisure Equipment & Products                            1.0%         0.0%        1.0%
-----------------------------------------------------------------------------------------------
  Semiconductor Equipment & Products                      1.0%         0.0%        1.0%
-----------------------------------------------------------------------------------------------
  Electrical Equipment                                    0.9%         0.0%        0.9%
-----------------------------------------------------------------------------------------------
  Auto Components                                         0.7%         0.0%        0.7%
-----------------------------------------------------------------------------------------------
  Insurance                                               1.3%        -0.6%        0.7%
-----------------------------------------------------------------------------------------------
  Machinery                                               0.5%         0.0%        0.5%
-----------------------------------------------------------------------------------------------
  Paper & Forest Products                                 0.5%         0.0%        0.5%
-----------------------------------------------------------------------------------------------
  Wireless Telecommunication Services                     1.0%        -1.1%       -0.1%
-----------------------------------------------------------------------------------------------
  Capital Markets                                         0.4%        -0.8%       -0.4%
-----------------------------------------------------------------------------------------------
  Specialty Retail                                        0.6%        -1.0%       -0.4%
-----------------------------------------------------------------------------------------------
  Automobiles                                             0.0%        -0.5%       -0.5%
-----------------------------------------------------------------------------------------------
  Communications Equipment                                0.0%        -0.5%       -0.5%
-----------------------------------------------------------------------------------------------
  Thrifts & Mortgage Finance                              0.0%        -0.9%       -0.9%
-----------------------------------------------------------------------------------------------
  Beverages                                               0.0%        -1.0%       -1.0%
-----------------------------------------------------------------------------------------------
  Diversified Financial Services                          0.0%        -9.3%       -9.3%
-----------------------------------------------------------------------------------------------

6 |  Annual Report

However, our short position in EADS, parent company of Airbus, detracted from performance as the stock price was bid up by investors anticipating robust aerospace spending. We continued to believe that EADS' valuation was too high given the current pressure on airline profitability from high oil prices and intense competition. At the same time, we believed there was execution risk on the company's planned super jumbo jet, the A380.

Our analysts identified several emerging markets companies that had competitive advantages versus their developed markets peers but that traded at what we considered more attractive valuations. One such company was South Korean metals and mining company POSCO, a position we added to during the period. The company is a low-cost steel producer relative to its peers and has exposure to the fast-growing China construction market. In our view, its stock traded at a relatively cheap valuation and offered an attractive dividend yield. During the Fund's fiscal year, the stock contributed positively to performance.

The largest detractor from Fund performance during the reporting period was a long position in metals and mining company Sons of Gwalia. We were initially attracted to this Australian company's high-quality tantalum reserves, a raw material used in cell phone handsets and other electronics, and we believed the company had solid long-term growth prospects. However, when new management conducted a review of the company's other business segment, its gold reserves, it found a serious deterioration in the quality of those reserves that cast doubt over the firm's ability to meet future sales commitments under forward contracts. Creditors refused to reach agreement on restructuring loan commitments, and management appointed independent administrators to develop the company's restructuring plan. As a result, it is possible that equity holders will lose their entire investment, and lawsuits have been filed in this respect. The negative impact on the Fund was limited by its relatively small position, in line with our philosophy of having a well diversified portfolio.

It is difficult to make money shorting stocks in a rising market, and this was particularly the case with Juniper Networks. Originally we believed the company's stock price was overvalued relative to its growth prospects and there was the possibility of integration risk associated with the acquisition of Netscreen. Although the stock traded at a substantial premium to the market and suffered some initial problems with Netscreen, the stock price appreciated much more than the market given the company's perceived growth prospects. To limit any further losses, we covered our short position during the period.

TOP 10 LONG POSITIONS
10/31/04

--------------------------------------------------------
  COMPANY                                % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY               NET ASSETS
--------------------------------------------------------
  BP PLC                                       2.0%
   OIL & GAS, U.K.
--------------------------------------------------------
  Shell Transport & Trading Co. PLC            1.8%
   OIL & GAS, U.K.
--------------------------------------------------------
  Barrick Gold Corp.                           1.7%
   METALS & MINING, CANADA
--------------------------------------------------------
  Telenor ASA                                  1.6%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   NORWAY
--------------------------------------------------------
  Cheung Kong Holdings Ltd.                    1.6%
   REAL ESTATE, HONG KONG
--------------------------------------------------------
  Smiths Group PLC                             1.6%
   INDUSTRIAL CONGLOMERATES, U.K.
--------------------------------------------------------
  GlaxoSmithKline PLC                          1.5%
   PHARMACEUTICALS, U.K.
--------------------------------------------------------
  Pearson PLC                                  1.5%
   MEDIA, U.K.
--------------------------------------------------------
  Eni SpA                                      1.5%
   OIL & GAS, ITALY
--------------------------------------------------------
  DIRECTV Group Inc.                           1.5%
   MEDIA, U.S.
--------------------------------------------------------

                                                               Annual Report | 7

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 10/31/04

--------------------------------------------------------------------------------
                                                                     NET EQUITY
  REGION                                    LONG %       SHORT %     EXPOSURE %
--------------------------------------------------------------------------------
  Asia                                       18.7%        -4.5%         14.2%
--------------------------------------------------------------------------------
  Europe                                     18.8%        -7.5%         11.3%
--------------------------------------------------------------------------------
  Australia & New Zealand                     4.0%         0.0%          4.0%
--------------------------------------------------------------------------------
  North America                              10.9%        -8.7%          2.2%
--------------------------------------------------------------------------------
  Middle East & Africa                        2.0%         0.0%          2.0%
--------------------------------------------------------------------------------
  Latin America                               1.4%         0.0%          1.4%
--------------------------------------------------------------------------------

Thank you for your continued participation in Templeton Global Long-Short Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED}

/S/ Dale A. Winner
------------------

Dale A. Winner, CFA
Portfolio Manager
Templeton Global Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER, 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

8 |  Annual Report

Performance Summary as of 10/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class, including dividends paid on short positions. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/04         10/31/03
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.51           $11.21           $10.70
-------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE         10/31/04         10/31/03
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.43           $10.98           $10.55
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE         10/31/04           8/2/04
-------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33           $11.22           $10.89
-------------------------------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.


-------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          3-YEAR   INCEPTION (7/31/01)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +4.77%         +10.55%           +12.10%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          -1.23%          +1.38%            +1.71%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                          $9,877         $10,418           $10,566
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 5                     +2.21%          +0.95%            +1.49%
-------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          3-YEAR   INCEPTION (7/31/01)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +4.08%          +8.28%            +9.80%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +0.08%          +1.73%            +2.04%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,008         $10,528           $10,680
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 5                     +3.81%          +1.31%            +1.86%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 6                                        1-YEAR          3-YEAR   INCEPTION (7/31/01)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +4.86%         +10.65%           +12.20%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +4.86%          +3.43%            +3.60%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,486         $11,065           $11,220
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 5                     +8.49%          +2.95%            +3.41%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Templeton Global Long-
Date                Short Fund - Class A*     MSCI World Index
07/31/01                   $9,425                 $10,000
08/31/01                   $9,397                  $9,522
09/30/01                   $9,604                  $8,684
10/31/01                   $9,557                  $8,851
11/30/01                   $9,623                  $9,376
12/31/01                   $9,595                  $9,436
01/31/02                   $9,538                  $9,152
02/28/02                   $9,566                  $9,074
03/31/02                  $10,038                  $9,477
04/30/02                  $10,179                  $9,158
05/31/02                  $10,245                  $9,180
06/30/02                   $9,906                  $8,625
07/31/02                   $9,632                  $7,899
08/31/02                   $9,661                  $7,915
09/30/02                   $9,576                  $7,046
10/31/02                   $9,585                  $7,568
11/30/02                   $9,661                  $7,977
12/31/02                   $9,482                  $7,592
01/31/03                   $9,255                  $7,363
02/28/03                   $9,199                  $7,237
03/31/03                   $9,057                  $7,217
04/30/03                   $8,982                  $7,862
05/31/03                   $9,180                  $8,315
06/30/03                   $9,293                  $8,462
07/31/03                   $9,510                  $8,635
08/31/03                   $9,680                  $8,824
09/30/03                   $9,661                  $8,880
10/31/03                  $10,085                  $9,409
11/30/03                  $10,104                  $9,554
12/31/03                  $10,490                 $10,156
01/31/04                  $10,613                 $10,321
02/29/04                  $10,763                 $10,498
03/31/04                  $10,792                 $10,432
04/30/04                  $10,537                 $10,224
05/31/04                  $10,518                 $10,324
06/30/04                  $10,509                 $10,541
07/31/04                  $10,254                 $10,199
08/31/04                  $10,273                 $10,248
09/30/04                  $10,481                 $10,445
10/31/04                  $10,566                 $10,704

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
  CLASS A                           10/31/04
------------------------------------------------
  1-Year                              -1.23%
------------------------------------------------
  3-Year                              +1.38%
------------------------------------------------
  Since Inception (7/31/01)           +1.71%
------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Templeton Global Long-
Date                Short Fund - Class B*     MSCI World Index
07/31/01                  $10,000                 $10,000
08/31/01                   $9,970                  $9,522
09/30/01                  $10,190                  $8,684
10/31/01                  $10,140                  $8,851
11/30/01                  $10,210                  $9,376
12/31/01                  $10,170                  $9,436
01/31/02                  $10,100                  $9,152
02/28/02                  $10,130                  $9,074
03/31/02                  $10,620                  $9,477
04/30/02                  $10,770                  $9,158
05/31/02                  $10,830                  $9,180
06/30/02                  $10,460                  $8,625
07/31/02                  $10,170                  $7,899
08/31/02                  $10,200                  $7,915
09/30/02                  $10,090                  $7,046
10/31/02                  $10,100                  $7,568
11/30/02                  $10,180                  $7,977
12/31/02                   $9,980                  $7,592
01/31/03                   $9,740                  $7,363
02/28/03                   $9,680                  $7,237
03/31/03                   $9,510                  $7,217
04/30/03                   $9,430                  $7,862
05/31/03                   $9,630                  $8,315
06/30/03                   $9,740                  $8,462
07/31/03                   $9,970                  $8,635
08/31/03                  $10,140                  $8,824
09/30/03                  $10,110                  $8,880
10/31/03                  $10,560                  $9,409
11/30/03                  $10,570                  $9,554
12/31/03                  $10,970                 $10,156
01/31/04                  $11,080                 $10,321
02/29/04                  $11,240                 $10,498
03/31/04                  $11,260                 $10,432
04/30/04                  $10,980                 $10,224
05/31/04                  $10,970                 $10,324
06/30/04                  $10,950                 $10,541
07/31/04                  $10,670                 $10,199
08/31/04                  $10,690                 $10,248
09/30/04                  $10,900                 $10,445
10/31/04                  $10,680                 $10,704

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
  CLASS B                            10/31/04
------------------------------------------------
  1-Year                               +0.08%
------------------------------------------------
  3-Year                               +1.73%
------------------------------------------------
  Since Inception (7/31/01)            +2.04%
------------------------------------------------

10 |  Annual Report

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Templeton Global Long-
Date               Short Fund - Advisor*      MSCI World Index
07/31/01                  $10,000                 $10,000
08/31/01                   $9,970                  $9,522
09/30/01                  $10,190                  $8,684
10/31/01                  $10,140                  $8,851
11/30/01                  $10,210                  $9,376
12/31/01                  $10,181                  $9,436
01/31/02                  $10,121                  $9,152
02/28/02                  $10,151                  $9,074
03/31/02                  $10,652                  $9,477
04/30/02                  $10,802                  $9,158
05/31/02                  $10,872                  $9,180
06/30/02                  $10,512                  $8,625
07/31/02                  $10,222                  $7,899
08/31/02                  $10,252                  $7,915
09/30/02                  $10,161                  $7,046
10/31/02                  $10,172                  $7,568
11/30/02                  $10,252                  $7,977
12/31/02                  $10,062                  $7,592
01/31/03                   $9,822                  $7,363
02/28/03                   $9,762                  $7,237
03/31/03                   $9,611                  $7,217
04/30/03                   $9,532                  $7,862
05/31/03                   $9,741                  $8,315
06/30/03                   $9,861                  $8,462
07/31/03                  $10,091                  $8,635
08/31/03                  $10,271                  $8,824
09/30/03                  $10,251                  $8,880
10/31/03                  $10,701                  $9,409
11/30/03                  $10,721                  $9,554
12/31/03                  $11,131                 $10,156
01/31/04                  $11,261                 $10,321
02/29/04                  $11,421                 $10,498
03/31/04                  $11,451                 $10,432
04/30/04                  $11,181                 $10,224
05/31/04                  $11,160                 $10,324
06/30/04                  $11,150                 $10,541
07/31/04                  $10,881                 $10,199
08/31/04                  $10,900                 $10,248
09/30/04                  $11,120                 $10,445
10/31/04                  $11,220                 $10,704

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
  ADVISOR CLASS 6                    10/31/04
------------------------------------------------
  1-Year                               +4.86%
------------------------------------------------
  3-Year                               +3.43%
------------------------------------------------
  Since Inception (7/31/01)            +3.60%
------------------------------------------------

                                                              Annual Report | 11

ENDNOTES

THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH THE FUND'S LONG-SHORT INVESTMENT STRATEGY, MARKET CONDITIONS, CURRENCY EXCHANGE RATES AND THE POLITICAL, ECONOMIC AND REGULATORY CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO COVER A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND'S PROSPECTUS ALSO CONTAINS A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable maximum sales charge.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative total return of Advisor Class shares was +3.03%.

7. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

12 |  Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the periods indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT    ENDING ACCOUNT       EXPENSES PAID DURING
  CLASS A                                       VALUE 4/30/04      VALUE 10/31/04     PERIOD* 4/30/04-10/31/04
------------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000           $1,003.60                  $8.16
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000           $1,016.99                  $8.21
------------------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000           $1,000.00                 $11.41
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000           $1,013.72                 $11.49
------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
  Actual (8/2/04-10/31/04)                          $1,000           $1,030.30                  $2.47
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000           $1,020.21                  $4.98
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.62%; B:
2.27%; and Advisor: 0.98%) multiplied by the average account value over the period, multiplied by 184/366 for Classes A, B (actual and hypothetical) and Advisor Class (hypothetical only) to reflect the one-half year period. For actual Advisor Class expenses, the multiplier is 91/366 to reflect the number of days since inception.

14 |  Annual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                                ----------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
CLASS A                                                                               2004       2003        2002      2001 D
                                                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................        $10.70     $10.17      $10.14      $10.00
                                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ............................................           .11       (.05)       (.02)       (.01)
 Net realized and unrealized gains (losses) ................................           .40        .58         .05         .15
                                                                                ----------------------------------------------------
Total from investment operations ...........................................           .51        .53         .03         .14
                                                                                ----------------------------------------------------
Redemption fees ............................................................            -- c       --          --          --
                                                                                ----------------------------------------------------
Net asset value, end of year ...............................................        $11.21     $10.70      $10.17      $10.14
                                                                                ----------------------------------------------------

Total return b .............................................................         4.77%      5.21%        .30%       1.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................      $113,850    $93,194    $109,790     $32,235
Ratios to average net assets:*
 Expenses ..................................................................         1.33%      2.87%       2.59%       2.38% e
 Expenses, excluding waiver and reimbursements by affiliate ................         1.52%      2.87%       2.83%       5.26% e
 Net investment income (loss) ..............................................          .98%     (.50)%      (.21)%      (.45)% e
Portfolio turnover rate ....................................................        74.62%    175.68%     196.67%      15.76%
Portfolio turnover rate including short sales ..............................       200.64%    471.22%     572.56%     249.61%
*Ratios to average net assets, excluding dividend expense on securities sold short:
  Expenses .................................................................         1.11%      2.46%       2.39%       2.37% e
  Expenses, excluding waiver and reimbursements by affiliate ...............         1.30%      2.46%       2.63%       5.25% e

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.
dFor the period July 31, 2001 (inception date) to October 31, 2001. eAnnualized.

                         Annual Report | See notes to financial statements. | 15

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                                ----------------------------------------------------
                                                                                              YEAR ENDED OCTOBER 31,
CLASS B                                                                               2004       2003        2002        2001 D
                                                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................        $10.55     $10.10      $10.13      $10.00
                                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ............................................           .03       (.12)       (.09)         -- e
 Net realized and unrealized gains (losses) ................................           .40        .57         .06         .13
                                                                                ----------------------------------------------------
Total from investment operations ...........................................           .43        .45        (.03)        .13
                                                                                ----------------------------------------------------
Redemption fees ............................................................            -- c       --          --          --
                                                                                ----------------------------------------------------
Net asset value, end of year ...............................................        $10.98     $10.55      $10.10      $10.13
                                                                                ----------------------------------------------------

Total return b .............................................................         4.08%      4.55%      (.30)%       1.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................       $44,202    $46,270     $50,190     $10,489
Ratios to average net assets:*
 Expenses ..................................................................         2.00%      3.57%       3.25%       2.67% f
 Expenses, excluding waiver and reimbursements by affiliate ................         2.19%      3.57%       3.49%       5.55% f
 Net investment income (loss) ..............................................          .31%    (1.20)%      (.87)%      (.13)% f
Portfolio turnover rate ....................................................        74.62%    175.68%     196.67%      15.76%
Portfolio turnover rate including short sales ..............................       200.64%    471.22%     572.56%     249.61%
*Ratios to average net assets, excluding dividend expense on securities sold short:
  Expenses .................................................................         1.78%      3.16%       3.05%       2.66% f
  Expenses, excluding waiver and reimbursements by affiliate ...............         1.97%      3.16%       3.29%       5.54% f




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.
dFor the period July 31, 2001 (inception date) to October 31, 2001.
eActual net investment loss per share was $.003.
fAnnualized.

16 |  See notes to financial statements.  |  Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND            YEAR ENDED

                                                                                                                 -------------
                                                                                                                   YEAR ENDED
                                                                                                                  OCTOBER 31,
ADVISOR CLASS                                                                                                        2004 C
                                                                                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................................................          $10.89
                                                                                                                 -------------
Income from investment operations:
 Net investment income a ....................................................................................             .03
 Net realized and unrealized gains ..........................................................................             .30
                                                                                                                 -------------
Total from investment operations ............................................................................             .33
                                                                                                                 -------------
Redemption fees .............................................................................................              -- d
                                                                                                                 -------------
Net asset value, end of period ..............................................................................          $11.22
                                                                                                                 -------------

Total return b ..............................................................................................           3.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................................................            $366
Ratios to average net assets:
 Expenses ...................................................................................................           1.01% e
 Expenses excluding waiver and reimbursements by affiliate ..................................................           1.20% e
 Net investment income ......................................................................................           1.30% e
Portfolio turnover rate .....................................................................................          74.62%
Portfolio turnover rate including short sales ...............................................................         200.64%
*Ratios to average net assets, excluding dividend expense on securities sold short:
 Expenses ...................................................................................................            .79% e
 Expenses excluding waiver and reimbursements by affiliate ..................................................            .98% e

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cFor the period August 2, 2004 (inception date) to October 31, 2004. dAmount is less than $0.001 per share.
eAnnualized.

                         Annual Report | See notes to financial statements. | 17

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------
   TEMPLETON GLOBAL LONG-SHORT FUND                                  INDUSTRY                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 55.8%
   AUSTRALIA 4.0%
   Alumina Ltd. ..................................               Metals & Mining                567,100       $  2,333,832
   John Fairfax Holdings Ltd. ....................                     Media                    620,438          1,991,604
   Qantas Airways Ltd. ...........................                   Airlines                   811,128          2,014,999
                                                                                                              ---------------
                                                                                                                 6,340,435
                                                                                                              ---------------
   CANADA 1.7%
   Barrick Gold Corp. ............................               Metals & Mining                117,485          2,644,587
                                                                                                              ---------------
   CHINA .4%
   China Pharmaceutical Enterprise & Investment
   Corp. Ltd. ....................................               Pharmaceuticals              2,670,000            655,211
                                                                                                              ---------------
   DENMARK .9%
  bVestas Wind Systems AS ........................             Electrical Equipment              86,430          1,074,982
  bVestas Wind Systems AS, 144A ..................             Electrical Equipment              28,810            358,327
                                                                                                              ---------------
                                                                                                                 1,433,309
                                                                                                              ---------------
   FINLAND .5%
   Stora Enso OYJ, R .............................           Paper & Forest Products             56,150            804,360
                                                                                                              ---------------
   HONG KONG 2.2%
   Cheung Kong Holdings Ltd. .....................                  Real Estate                 307,000          2,544,101
   Giordano International Ltd. ...................               Specialty Retail             1,746,000            975,820
                                                                                                              ---------------
                                                                                                                 3,519,921
                                                                                                              ---------------
   INDIA 1.2%
   Satyam Computers Services Ltd. ................                 IT Services                  226,810          1,872,396
                                                                                                              ---------------
   ISRAEL .8%
  bCheck Point Software Technologies Ltd. ........                   Software                    52,986          1,198,596
                                                                                                              ---------------
   ITALY 1.5%
   Eni SpA .......................................                  Oil & Gas                   103,098          2,348,263
                                                                                                              ---------------
   JAPAN 5.5%
   Fuji Photo Film Co. Ltd. ......................        Leisure Equipment & Products           22,000            752,421
   Nomura Holdings Inc. ..........................               Capital Markets                 57,000            700,080
   Sohgo Security Services Co. Ltd. ..............       Commercial Services & Supplies         151,700          2,072,448
   Sony Corp. ....................................             Household Durables                53,100          1,851,188
   Takeda Pharmaceutical Co. Ltd. ................               Pharmaceuticals                 36,800          1,780,113
   Toshiba Corp. .................................           Computers & Peripherals            394,000          1,589,475
                                                                                                              ---------------
                                                                                                                 8,745,725
                                                                                                              ---------------
   MEXICO 1.4%
   Telefonos de Mexico SA de CV
   (Telmex), L, ADR ..............................   Diversified Telecommunication Services      63,387          2,170,371
                                                                                                              ---------------
   NORWAY 1.6%
   Telenor ASA ...................................   Diversified Telecommunication Services     325,600          2,597,614
   Telenor ASA, 144A .............................   Diversified Telecommunication Services       1,810             14,440
                                                                                                              ---------------
                                                                                                                 2,612,054
                                                                                                              ---------------
   SINGAPORE 1.0%
   DBS Group Holdings Ltd. .......................               Commercial Banks               168,000          1,576,089
                                                                                                              ---------------

18 |  Annual Report

Franklin Templeton International Trust


-----------------------------------------------------------------------------------------------------------------------------
   TEMPLETON GLOBAL LONG-SHORT FUND                                  INDUSTRY                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SOUTH AFRICA 1.2%
   AngloGold Ashanti Ltd., ADR ...................               Metals & Mining                 51,941       $  1,925,972
                                                                                                              ---------------
   SOUTH KOREA 7.3%
   Bank of Pusan .................................               Commercial Banks               306,740          1,931,681
   Halla Climate Control Co. Ltd. Auto Components                                               130,250          1,134,379
   Hana Bank .....................................               Commercial Banks                42,550          1,062,325
  bHana Bank, 144A ...............................               Commercial Banks                32,000            798,928
   KT Corp., ADR .................................   Diversified Telecommunication Services     119,764          2,210,843
   LG Electronics Inc. ...........................              Household Durables               23,230          1,311,421
   Samsung Electronics Co. Ltd. ..................   Semiconductor Equipment & Products           3,870          1,519,308
   SK Telecom Co. Ltd. ...........................   Wireless Telecommunication Services         10,490          1,644,480
                                                                                                              ---------------
                                                                                                                11,613,365
                                                                                                              ---------------
   SPAIN .5%
   Repsol YPF SA .................................                   Oil & Gas                   37,310            811,139
                                                                                                              ---------------
   SWITZERLAND 1.4%
   Nestle SA .....................................                Food Products                   9,620          2,281,845
                                                                                                              ---------------
   TAIWAN 1.1%
   Chunghwa Telecom Co. Ltd., ADR ................   Diversified Telecommunication Services      89,500          1,687,075
                                                                                                              ---------------
   UNITED KINGDOM 12.4%
  aBAE Systems PLC ...............................            Aerospace & Defense               412,440          1,805,490
  aBHP Billiton PLC ..............................               Metals & Mining                165,720          1,685,365
  aBP PLC ........................................                   Oil & Gas                  327,922          3,178,298
a,bBritish Airways PLC ...........................                   Airlines                   332,360          1,314,478
  aBritish Sky Broadcasting Group PLC ............                     Media                     84,880            793,045
  aGlaxoSmithKline PLC ...........................               Pharmaceuticals                115,924          2,443,084
  aPearson PLC ...................................                     Media                    217,237          2,386,913
  aShell Transport & Trading Co. PLC Oil & Gas                                                  356,030          2,804,738
  aSmiths Group PLC ..............................          Industrial Conglomerates            179,560          2,459,568
  aWeir Group PLC ................................                   Machinery                  152,330            813,080
                                                                                                              ---------------
                                                                                                                19,684,059
                                                                                                              ---------------
   UNITED STATES 9.2%
a,bBMC Software Inc. .............................                   Software                    72,098          1,364,094
a,bCadence Design Systems Inc. ...................                   Software                    62,080            772,275
a,bDIRECTV Group Inc. ............................                     Media                    139,790          2,344,278
a,bInterpublic Group of Cos. Inc. ................                     Media                    148,390          1,819,262
  aLockheed Martin Corp. .........................              Aerospace & Defense              42,050          2,316,535
  aMattel Inc. ...................................        Leisure Equipment & Products           48,800            854,488
  aRaytheon Co. ..................................            Aerospace & Defense                62,340          2,274,163
a,bSeagate Technology ............................           Computers & Peripherals             55,810            705,438
  aWillis Group Holdings Ltd. ....................                  Insurance                    57,040          2,050,588
                                                                                                              ---------------
                                                                                                                14,501,121
                                                                                                              ---------------
   TOTAL COMMON STOCKS (COST $75,579,313) ........                                                              88,425,893
                                                                                                              ---------------

                                                              Annual Report | 19

Franklin Templeton International Trust

-----------------------------------------------------------------------------------------------------------------------------
   TEMPLETON GLOBAL LONG-SHORT FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 39.1%
   UNITED STATES
   Danske Bank As, 1.79%, 11/01/04 ...............                                          $ 1,875,000        $ 1,875,000
   Deutsche Bank Ag, 1.82%, 11/01/04 .............                                            7,500,000          7,500,000
   Dresdner Bank Ag, 1.81%, 11/01/04 .............                                            7,500,000          7,500,000
  dU.S. Treasury Bill, 1/27/05 ...................                                           45,210,000         45,006,781
                                                                                                              ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $61,879,445)                                                              61,881,781
                                                                                                              ---------------
   TOTAL INVESTMENTS (COST $137,458,758) 94.9% ...                                                             150,307,674
   SECURITIES SOLD SHORT  (20.7)% ................                                                             (32,834,824)
   OTHER ASSETS, LESS LIABILITIES 25.8% ..........                                                              40,945,085
                                                                                                              ---------------
   NET ASSETS 100.0% .............................                                                            $158,417,935
                                                                                                              ---------------
                                                   -------------------------------------------------------
   SECURITIES SOLD SHORT 20.7%                                       INDUSTRY                    SHARES
                                                   -------------------------------------------------------
   GERMANY .5%
  cDaimlerChrysler AG ............................                 Automobiles                  18,560            769,484
                                                                                                              ---------------
   JAPAN 1.5%
  cIshares MSCI Japan Index Fund .................           Diversified Financial Services     246,180          2,444,567
                                                                                                              ---------------
   NETHERLANDS 1.2%
  cEuropean Aeronautic Defense & Space Co. .......             Aerospace & Defense               67,730          1,937,025
                                                                                                              ---------------
   SOUTH KOREA 3.0%
  cIshares MSCI South Korea Index Fund ...........          Diversified Financial Services      184,970          4,731,532
                                                                                                              ---------------
   SWEDEN 1.5%
  cHennes & Mauritz AB, B ........................               Specialty Retail                57,380          1,674,956
b,cTelefonaktiebolaget LM Ericsson, B ............           Communications Equipment           255,490            743,984
                                                                                                              ---------------
                                                                                                                 2,418,940
                                                                                                              ---------------
   SWITZERLAND 1.0%
  cSwisscom AG ...................................    Diversified Telecommunication Services      4,490          1,621,499
                                                                                                              ---------------
   UNITED KINGDOM 3.3%
b,cMM02 PLC ......................................      Wireless Telecommunication Services     880,830          1,703,397
  cNorthern Rock PLC .............................          Thrifts & Mortgage Finance          107,450          1,463,926
  cRio Tinto PLC .................................               Metals & Mining                 77,685          2,032,585
                                                                                                              ---------------
                                                                                                                 5,199,908
                                                                                                              ---------------
   UNITED STATES 8.7%
  cAnheuser-Busch Cos. Inc. ......................                   Beverages                   30,090          1,502,995
  cChubb Corp. ...................................                   Insurance                   11,950            861,954

20 |  Annual Report

Franklin Templeton International Trust

-----------------------------------------------------------------------------------------------------------------------------
   TEMPLETON GLOBAL LONG-SHORT FUND                                  INDUSTRY                   SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT (CONT.)
   UNITED STATES (CONT.)
  cEnergy Select Sector ..........................      Diversified Financial Services           68,060       $  2,391,628
  cGoldman Sachs Group Inc. ......................               Capital Markets                 13,020          1,280,908
  cNasdaq 100 ....................................      Diversified Financial Services           64,680          2,384,105
  cNewmont Mining Corp. ..........................               Metals & Mining                 24,670          1,172,318
b,cOracle Corp. ..................................                   Software                   102,450          1,297,017
  cS&P 500 Depository Receipt ....................      Diversified Financial Services           24,920          2,820,944
                                                                                                              ---------------
                                                                                                                13,711,869
                                                                                                              ---------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $30,998,758)                                                         $ 32,834,824
                                                                                                              ===============

aSee Note 1(e) regarding securities segregated for securities sold short. bNon-income producing.
cSee Note 1(e) regarding securities sold short.
dSecurity is traded on a discount basis with a zero coupon.

                         Annual Report | See notes to financial statements. | 21

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

                                                                                                        ---------------------
                                                                                                          TEMPLETON GLOBAL
                                                                                                           LONG-SHORT FUND
                                                                                                        ---------------------
Assets:
 Investments in securities:
  Cost ...............................................................................................        $137,458,758
                                                                                                        =====================
  Value ..............................................................................................         150,307,674
 Receivables:
  Investment securities sold .........................................................................           4,090,825
  Capital shares sold ................................................................................             207,382
  Dividends and interest .............................................................................             282,375
 Deposits with broker for securities sold short ......................................................          37,288,874
                                                                                                        ---------------------
      Total assets ...................................................................................         192,177,130
                                                                                                        ---------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................................              20,292
  Capital shares redeemed ............................................................................             442,822
  Affiliates .........................................................................................             150,050
 Funds advanced by custodian .........................................................................             253,010
 Securities sold short, at value (proceeds $30,998,758) ..............................................          32,834,824
 Other liabilities ...................................................................................              58,197
                                                                                                        ---------------------
      Total liabilities ..............................................................................          33,759,195
                                                                                                        ---------------------
        Net assets, at value .........................................................................        $158,417,935
                                                                                                        ---------------------
Net assets consist of:
 Undistributed net investment income .................................................................        $  1,172,640
 Net unrealized appreciation (depreciation) ..........................................................          11,031,088
 Accumulated net realized gain (loss) ................................................................          (1,043,378)
 Capital shares ......................................................................................         147,257,585
                                                                                                        ---------------------
        Net assets, at value .........................................................................        $158,417,935
                                                                                                        ---------------------
CLASS A:
 Net assets, at value ................................................................................        $113,849,522
                                                                                                        =====================
 Shares outstanding ..................................................................................          10,155,505
                                                                                                        =====================
 Net asset value per share a .........................................................................              $11.21
                                                                                                        =====================
 Maximum offering price per share (net asset value per share / 94.25%) ...............................              $11.89
                                                                                                        =====================
CLASS B:
 Net assets, at value ................................................................................        $ 44,202,269
                                                                                                        =====================
 Shares outstanding ..................................................................................           4,024,367
                                                                                                        =====================
 Net asset value and maximum offering price per share a ..............................................              $10.98
                                                                                                        =====================
ADVISOR CLASS:
 Net assets, at value ................................................................................        $    366,144
                                                                                                        =====================
 Shares outstanding ..................................................................................              32,626
                                                                                                        =====================
 Net asset value and maximum offering price per share b ..............................................              $11.22
                                                                                                        =====================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.
bRedemption price is equal to net asset value less any applicable redemption fees retained by the fund.

22 |  See notes to financial statements.  |  Annual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2004

                                                                                                        ---------------------
                                                                                                          TEMPLETON GLOBAL
                                                                                                           LONG-SHORT FUND
                                                                                                        ---------------------
Investment income:
 (net of foreign taxes of $255,775)
 Dividends ...........................................................................................         $ 2,908,278
 Interest ............................................................................................             643,570
                                                                                                        ---------------------
      Total investment income ........................................................................           3,551,848
                                                                                                        ---------------------
Expenses:
 Management fees (Note 3) ............................................................................             866,218
 Administrative fees (Note 3) ........................................................................             308,395
 Distribution fees (Note 3)
  Class A ............................................................................................             344,673
  Class B ............................................................................................             461,936
 Transfer agent fees (Note 3) ........................................................................             173,100
 Custodian fees (Note 4) .............................................................................              39,100
 Reports to shareholders .............................................................................              26,700
 Registration and filing fees ........................................................................              63,500
 Professional fees ...................................................................................              28,600
 Trustees' fees and expenses .........................................................................               6,000
 Dividends on securities sold short ..................................................................             335,659
 Other ...............................................................................................               8,000
                                                                                                        ---------------------
      Total expenses .................................................................................           2,661,881
      Expense reductions (Note 4) ....................................................................                (609)
      Expenses reimbursed by affiliate (Note 3) ......................................................            (304,869)
                                                                                                        ---------------------
        Net expenses .................................................................................           2,356,403
                                                                                                        ---------------------
          Net investment income ......................................................................           1,195,445
                                                                                                        ---------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................................................          14,440,870
  Securities sold short ..............................................................................          (5,820,990)
  Foreign currency transactions ......................................................................             (37,998)
                                                                                                        ---------------------
      Net realized gain (loss)                                                                                   8,581,882
Net change in unrealized appreciation (depreciation) on:
  Investments ........................................................................................          (3,725,579)
  Translation of assets and liabilities denominated in foreign currencies ............................              13,709
  Deferred taxes .....................................................................................                 479
                                                                                                        ---------------------
      Net change in unrealized appreciation (depreciation) ...........................................          (3,711,391)
                                                                                                        ---------------------
Net realized and unrealized gain (loss) ..............................................................           4,870,491
                                                                                                        =====================
Net increase (decrease) in net assets resulting from operations ......................................         $ 6,065,936
                                                                                                        =====================

                         Annual Report | See notes to financial statements. | 23

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2004 and 2003

                                                                                                  ----------------------------------
                                                                                                   TEMPLETON GLOBAL LONG-SHORT FUND
                                                                                                        2004               2003
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................................................  $  1,195,445      $  (1,050,685)
  Net realized gain (loss) from investments, securities sold short, and foreign
 currency transactions ..........................................................................     8,581,882         (4,753,363)
  Net change in unrealized appreciation (depreciation) on investments, translation of assets and
   liabilities denominated in foreign currencies, and deferred taxes ............................    (3,711,391)        11,702,230
                                                                                                  ----------------------------------
      Net increase (decrease) in net assets resulting from operations ...........................     6,065,936          5,898,182
 Capital share transactions (Note 2):
  Class A .......................................................................................    16,387,405        (20,656,773)
  Class B .......................................................................................    (3,863,454)        (5,757,977)
  Advisor Class .................................................................................       364,067                 --
                                                                                                  ----------------------------------
 Total capital share transactions ...............................................................    12,888,018        (26,414,750)
 Redemption Fees ................................................................................            17                 --
                                                                                                  ----------------------------------
      Net increase (decrease) in net assets .....................................................    18,953,971        (20,516,568)
Net assets:
 Beginning of year ..............................................................................   139,463,964        159,980,532
                                                                                                  ----------------------------------
 End of year ....................................................................................  $158,417,935       $139,463,964
                                                                                                  ----------------------------------
Undistributed net investment income (loss) included in net assets:
 End of year ....................................................................................  $  1,172,640       $     (3,534)
                                                                                                  ----------------------------------

24 |  See notes to financial statements.  |  Annual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Long-Short Fund (the Fund) is a separate, diversified series of Franklin Templeton International Trust (the Trust) which is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund seeks capital appreciation in up and down (bull and bear) markets with less volatility than the overall global stock market through a combination of long and short positions of companies located throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date on the statement of operations.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                              Annual Report | 25

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing, other than by exercise, of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

26 |  Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES
No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to the Fund on a specific identification basis.

H. DEFERRED TAXES
The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

I. ACCOUNTING ESTIMATES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES
Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted in the Statement of Changes in Net Assets.

                                                              Annual Report | 27

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B and Advisor class. Effective August 2, 2003, the Fund began offering a new class of shares, Advisor class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At October 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

--------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                               2004                                 2003
--------------------------------------------------------------------------------------------------------
                                      SHARES          AMOUNT              SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................   4,203,049     $ 46,950,944          3,128,010       $ 31,123,876
 Shares redeemed .................  (2,756,426)     (30,563,539)        (5,217,730)       (51,780,649)
--------------------------------------------------------------------------------------------------------
 Net increase (decrease) .........   1,446,623     $ 16,387,405         (2,089,720)      $(20,656,773)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES:
 Shares sold .....................     476,397     $  5,249,356            670,058       $  6,554,730
 Shares redeemed .................    (835,885)      (9,112,810)        (1,256,200)       (12,312,707)
--------------------------------------------------------------------------------------------------------
 Net increase (decrease) .........    (359,488)    $ (3,863,454)          (586,142)      $ (5,757,977)
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS A:
 Shares sold .....................      32,626     $    364,067
 Shares redeemed .................          --               --
-----------------------------------------------------------------
 Net increase (decrease) .........      32,626     $    364,067
-----------------------------------------------------------------

aFor the period August 2, 2004 (inception date) to October 31, 2004.

28 |  Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES
Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------------------------
   ENTITY                                                                        AFFILIATION
--------------------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                             Investment manager
  Franklin Templeton Services, LLC (FT Services)                                 Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)                  Transfer agent

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Morgan Stanley Capital International World Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year.

Due to a change in the methodology used to calculate the performance management fee, Advisers agreed to reimburse management fees to the Fund, as noted in the Statement of Operations.

Under a subadvisory agreement, Templeton Global Advisers, Ltd. (TGAL), provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

                                                              Annual Report | 29

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class A and Class B shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received .......................................  $ 60,136
Contingent deferred sales charges retained ...................  $148,366

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $173,100, of which $108,306 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2004, the Fund had tax basis capital losses of $878,061, which may be carried over to offset future capital gains. Such losses expire in 2011.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, amortization of organization costs, and dividends on securities sold short.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and dividends on securities sold short.

30 |  Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

5. INCOME TAXES (CONTINUED)

At October 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................  $137,624,076
                                                                  --------------
Unrealized appreciation ........................................  $ 13,460,477
Unrealized depreciation ........................................      (776,879)
                                                                  --------------
Net unrealized appreciation (depreciation) .....................  $ 12,683,598
                                                                  --------------
Distributable earnings - undistributed ordinary income .........  $  1,174,022
                                                                  ==============
6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short(excluding short-term securities) for the period ended October 31, 2004 aggregated $80,896,913 and $118,406,142, respectively.

7. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS
A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

                                                              Annual Report | 31

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
A. INVESTIGATIONS (CONTINUED)

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.

b. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

32 |  Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
b. SETTLEMENTS (CONTINUED)

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

                                                              Annual Report | 33

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
b. SETTLEMENTS (CONTINUED)

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

34 |  Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.

                                                              Annual Report | 35

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL LONG-SHORT FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Long-Short Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund' s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004

36 |  Annual Report

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON GLOBAL LONG-SHORT FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $2,805,916 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                              Annual Report | 37

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)         Trustee           Since 1991          113                          None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)             Trustee           Since 1991          142                          Director, Bar-S Foods (meat
 One Franklin Parkway                                                                                 packing company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)          Trustee            Since 1991         143                          None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)             Trustee           Since 1998           98                          Director, Amerada Hess
 One Franklin Parkway                                                                                 Corporation (exploration and
 San Mateo, CA 94403-1906                                                                             refining of oil and gas);
                                                                                                      H.J. Heinz Company (processed
                                                                                                      foods and allied products);
                                                                                                      RTI International Metals, Inc.
                                                                                                      (manufacture and distribution
                                                                                                      of titanium); and Canadian
                                                                                                      National Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)            Trustee           Since 1991          115                          Director, The California
 One Franklin Parkway                                                                                 Center for Land Recycling
 San Mateo, CA 94403-1906                                                                             (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

38 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)            Trustee           Since 1992          142                          Director, White Mountains
 One Franklin Parkway                                                                                 Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                             company); Martek Biosciences
                                                                                                      Corporation; MedImmune, Inc.
                                                                                                      (biotechnology); and
                                                                                                      Overstock.com (Internet
                                                                                                      services); and FORMERLY,
                                                                                                      Director, MCI Communication
                                                                                                      Corporation (subsequently
                                                                                                      known as MCI WorldCom, Inc.
                                                                                                      and WorldCom, Inc.)
                                                                                                      (communications services)
                                                                                                      (1988-2002) and Spacehab, Inc.
                                                                                                      (aerospace services)
                                                                                                       (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)            Trustee and       Since 1993           36                          None
 One Franklin Parkway              Vice President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)         Trustee and       Trustee since       142                          None
 One Franklin Parkway              Chairman of       1991 and
 San Mateo, CA 94403-1906          the Board         Chairman of the
                                                     Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64)     Trustee,          Trustee since       125                          None
 One Franklin Parkway              President and     1991,
 San Mateo, CA 94403-1906          Chief             President since
                                   Executive         1993 and Chief
                                   Officer-          Executive Officer-
                                   Investment        Investment
                                   Management        Management
                                                     since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)               Chief             Since July 2004     Not Applicable               None
 One Franklin Parkway              Compliance
 San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)              Treasurer         Since July 2004     Not Applicable                None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
 Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)           Vice President    Since 1995          Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

40 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)             Senior Vice       Since 2002          Not Applicable               None
 500 East Broward Blvd.            President and
 Suite 2100
 Fort Lauderdale, FL 33394-3091    Chief
                                   Executive
                                   Officer-
                                   Finance and
                                   Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)                Vice President    Since 2000          Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)             Vice President    Since 2000          Not Applicable               None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)            Vice President    Since 2002          Not Applicable               Director, FTI Banque, Arch
 600 Fifth Avenue                  - AML                                                              Chemicals, Inc. and Lingnan
 Rockefeller Center                Compliance                                                         Foundation.
 New York, NY 10048-0772
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
                                                     LENGTH OF           FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION          TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)            Vice President    Since 2000          Not Applicable               None
 One Franklin Parkway               and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (53)              Chief Financial   Since May 2004      Not Applicable               None
 500 East Broward Blvd.            Officer and
 Suite 2100                        Chief
 Fort Lauderdale, FL 33394-3091    Accounting
                                   Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

**We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

42 |  Annual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL LONG-SHORT FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 43

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GLOBAL
LONG-SHORT FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

467 A2004 12/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $90,172 for the fiscal year ended October 31, 2004 and $33,521 for the fiscal year ended October 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,724 for the fiscal year ended October 31, 2004 and $3,724 for the fiscal year ended October 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $248 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,752 for the fiscal year ended October 31, 2004 and $12,000 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,724 for the fiscal year ended October 31, 2004 and $15,724 for the fiscal year ended October 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By  /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    December 16, 2004